EXHIBIT 10.23


                                  OFFICE LEASE

                               CANYON PARK HEIGHTS

THIS LEASE is made this 7th day of December 2000 by and between PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., a Delaware limited liability company ("Landlord"), and INFOWAVE USA, INC. , a Washington corporation ("Tenant"), who agree as follows:

1. Fundamental Terms. As used in this Lease, the following capitalized terms shall have the following meanings:

     (a) "Land" means the land on which the Building is located, situated in the City of Bothell, County of Snohomish, State of Washington, which is described on Exhibit A.

     (b) "Building" means the building commonly known as Canyon Park Heights, the street address of which is 21540 - 30th Drive S. E., Bothell, Washington 98021.

     (c) "Premises" means that certain space outlined on Exhibit B and located on the second floor of the Building designated as Suite 230.

     (d) "Agreed Areas" means the agreed amount of rentable square feet of space in the Building and the Premises. Landlord and Tenant stipulate and agree for all purposes under this Lease that the Canyon Park Heights contains approximately 143,758 rentable square feet of space (the "Building Area") and that the Premises contain approximately 13,944 rentable square feet of space (the "Premises Area"). Landlord and Tenant further agree that the Building Area may exclude portions of the Building which are used for other than office purposes, such as areas used for retail purposes or for storage purposes.

     (e) "Tenant's Share" means the Premises Area divided by the Building Area, expressed as a percentage, which is 9.70 percent (9.70%). Notwithstanding the foregoing, if one or more of the facilities, services and utilities the costs of which are included within the definition of Operating Costs is not furnished to one or more tenants or to particular types of tenants, then in connection with the calculation of Tenant's Share of each of such costs the Building Area shall be reduced by the number of rentable square feet of space occupied by such tenants and Tenant's Share shall be separately computed as to each of such costs.

     If a portion of the Building is damaged or condemned, or any other event occurs which alters the number of rentable square feet of space in the Premises or the Building, then Landlord shall adjust Tenant's Share to equal the number of rentable square feet of space then existing in the Premises (as altered by such event) divided by the number of rentable square feet of space then existing in the Building (as altered by such event).

     (f) "Commencement Date" means May 1, 2001 , or such earlier or later date as provided in Section 4 hereof.

     (g) "Expiration Date" means April 30, 2007 or such earlier or later date as provided in Section 4 hereof.

     (h) "Term" means the period of time commencing on the Commencement Date and ending on the Expiration Date, unless sooner terminated pursuant to this Lease.

     (i) "Minimum Monthly Rent" means the following amounts as to the following periods during the Term of this Lease:

                          Period                           Monthly Amount
                          ------                           --------------
             May 1, 2001 to April 30, 2004              $22,659.00 Per Month
             May 1, 2004 to April 30, 2007              $24,983.00 Per Month

     (j) "Permitted Use" means general office use .

     (k) "Prepaid Rent" means TWENTY-TWO THOUSAND SIX HUNDRED FIFTY NINE AND NO/100 Dollars ($22,659.00 ).

     (l) "Security Deposit" means TWENTY-FOUR THOUSAND NINE HUNDRED EIGHTY THREE AND NO/100 Dollars ($ 24,983.00), plus an unconditional, irrevocable letter of credit in the amount of $475,000.00 as more fully described in Paragraph 1 of Rider.

     (m) "Landlord's Address for Notice" means

              Canyon Park Heights
              c/o R. J. Hallissey Co., Inc.
              12835 Bellevue-Redmond Road, Suite 140
              Bellevue, WA  98005.

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     (n) "Landlord's Address for Payment of Rent" means

                Canyon Park Heights
                c/o R. J. Hallissey Co., Inc.
                12835 Bellevue-Redmond Road, Suite 140
                Bellevue, WA  98005.

     (o) "Tenant's Address for Notice" means

                Infowave USA, Inc.
                4664 Lougheed Highway, Suite 200
                Burnaby, B.C., Canada  V5C 5T5

               It is specifically understood and agreed that all service of process may be served upon the registered agent at the registered office maintained by Tenant in the State of Washington pursuant to Washington law and if no such registered agent or office is required or maintained, service of process may be made upon Tenant at the Premises in accordance with Washington law.

     (p) "Landlord's Agent" means R. J. Hallissey Co., Inc., or such other agent as Landlord may appoint from time to time.

     (q) "Broker(s)" means Kidder, Mathews & Segner, Inc. representing the Landlord and CB Richard Ellis representing the Tenant.

     (r) "Exhibits" means the following Exhibits to this Lease:

          (1)  Exhibit A - Legal Description of the Property
          (2)  Exhibit B - Outline Drawing of the Premises
          (3)  Exhibit C - Work Letter
          (4)  Exhibit D - Rules and Regulations
          (5) Exhibit E - Lease Subordination, Non-Disturbance of Possession and Attornment Agreement
          (6)  Exhibit F - Tenant Estoppel From

     (s) "Rider" means the following Rider which is attached hereto: Rider dated December 7, 2000 by and between Principal Development Investors, LLC, a Delaware limited liability company ("Landlord"), and Infowave USA, Inc. ("Tenant").

     (t) "Addendum" means the following which is attached hereto: Addendum of Lease Agreement to Install Satellite Antennae dated December 7, 2000 by and between Principal Development Investors, LLC, a Delaware limited liability company ("Landlord"), and Infowave USA, Inc. ("Tenant").

     (u) "Definitions" means the words and phrases defined in Section 43 captioned "Definitions".

2. PREMISES. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term all pursuant to the terms and provisions of this Lease.

3. APPURTENANCES. Tenant, and its authorized representatives, shall have the right to use, in common with others and subject to the Rules and Regulations, the Common Areas (as defined in Section 43(e) below) of the Building. Landlord shall have the right, in Landlord's sole discretion, from time to time to (i) make changes to the Building interior and exterior and Common Areas, including without limitation, changes in the location, size, shape, number and appearance thereof, (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available, and
(iii) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, provided, however, that such actions shall not materially affect Tenant's access to, or use and occupancy of, the Premises.. All of the windows and exterior walls of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical equipment or other utilities or Building facilities are reserved solely to Landlord and Landlord shall have rights of access through the Premises for the purpose of operating, maintaining and repairing the same, provided, however, that such changes shall not materially affect Tenant's access to, or use and occupancy of, the Premises.

4. TERM.

     (a) Commencement Date. The Term shall commence on the Commencement Date and expire on the Expiration Date, unless sooner terminated pursuant to this Lease. The Commencement Date shall be:

          (i) The date specified in Section 1, unless notice is delivered pursuant to Subsection 4(a)(ii) or Tenant occupies the Premises earlier pursuant to Subsection 4(a)(iii);

          (ii) Such earlier or later date on which the Tenant Improvements to be made to the Premises by Landlord, if any, are substantially complete (as defined in Section 43(ii) below) , provided,


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however, that Landlord shall give notice of substantial  completion to Tenant at least seven (7) days before such date.

          (iii) If Tenant shall occupy the Premises for the Permitted Use prior to the Commencement Date specified in Section 1 or the date specified in the notice provided for pursuant to Subsection 4(a)(ii), then the date of such early occupancy shall be the Commencement Date. If the Commencement Date, as determined above, is different than the "Commencement Date" specified in Section 1, then the Expiration Date shall be adjusted as necessary so that the length of the Term is six (6) years.

     (b) Tenant Obligations. If the Tenant Improvements are not substantially completed on the Commencement Date specified in Section 1 primarily due to Tenant's failure to promptly review and approve the plans and specifications for the Tenant Improvements or change orders with respect to the Tenant Improvements or to Tenant's failure to fulfill any other obligation under this Lease, then the Term shall be deemed to have commenced on the Commencement Date specified in
Section 1.

     (c) Tenant Termination Rights. If Landlord is unable to deliver possession of the Premises with the Tenant Improvements substantially completed to Tenant on the Commencement Date as a result of causes beyond its reasonable control, Landlord shall not be liable for any damage caused by failing to deliver possession and this Lease shall not be void or voidable. Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant. [No delay in delivery of possession of the Premises to Tenant shall change the Expiration Date or operate to extend the Term.] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) If Landlord does not deliver possession of the Premises to Tenant within six (6) four (4) months of the Commencement Date, then Tenant may elect to terminate this Lease by giving written notice to Landlord within thirty (30) days following the end of such [six (6)] (Preceding bracketed language struck out in original.) four (4) month period; provided, that such notice of termination shall be deemed rescinded if within said thirty (30) day notice period, the Landlord tenders possession of the Premises to the Tenant with the Tenant Improvements substantially completed.

     (d) Confirmation of Commencement Date. When the Commencement Date as provided in Subsection 4(a)(ii) or Subsection 4(a)(iii) has been established as an earlier or later date than the Commencement Date specified in Section 1, Landlord shall confirm the Commencement Date by written notice to Tenant.

5. MINIMUM MONTHLY RENT; LATE CHARGE.

     (a) Minimum Monthly Rent. Tenant shall pay to Landlord the Minimum Monthly Rent without deduction, offset, prior notice or demand, in advance on the first day of each month during the Term. Minimum Monthly Rent for any partial month shall be prorated at the rate of 1/30th of the Minimum Monthly Rent per day. Minimum Monthly Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents (other than Landlord's general income taxes) and should such taxes apply during the Term, the Minimum Monthly Rent shall be increased by the amount of such taxes. All Rent shall be paid to Landlord at Landlord's Address for Payment of Rent or at such other address as Landlord may specify by notice to Tenant.

     (b) Late Charge. Tenant acknowledges that the late payment by Tenant of any Rent will cause Landlord to incur administrative, collection, processing and accounting costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impracticable to fix. Therefore, if any Rent is not received by Landlord from Tenant by the [fifth (5th)] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) tenth (10th) calendar day after such Rent is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of the amount of such Rent or Seventy-five and No/100th Dollars ($75.00), whichever is greater. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss caused by Tenant's nonpayment. Should Tenant pay said late charge but fail to pay contemporaneously therewith all unpaid amounts of Rent, Landlord's acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to Tenant's nonpayment nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease or under law.

6. PREPAID RENT AND SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the Prepaid Rent, as monthly rent for the first full month of the Term for which Rent is payable, and the Security Deposit , as a Security Deposit for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord may use the Security Deposit, or any portion of it, to cure the default, including without limitation, paying for the cost of any work necessary to restore the Premises, the Tenant improvements and any alterations to good condition or to compensate Landlord for damage sustained by Landlord resulting from Tenant's default. Tenant shall within five (5) days of demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. If Tenant is not in default as of the expiration or termination of the Term, including without limitation, in default in payment of the Rent for the last month of the Term, then Landlord shall return the Security Deposit, without interest, to Tenant within a reasonable period of time after the expiration or termination of the Term (but in no event later than sixty (60) days thereafter). Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may commingle the Security Deposit with Landlord's general and other funds.

7.       REAL PROPERTY TAXES.


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     (a) Payment of Tenant's Share of Real Property  Taxes.  Tenant shall pay to
Landlord, as Additional Rent, monthly, in advance on the first day of each month during the Term, an amount equal to one-twelfth (1/12th) of Tenant's Share of all Real Property Taxes (as defined in Section 43(dd) below) that are or will be levied or assessed against the Property during each calendar year during the Term as reasonably estimated by Landlord. Such Additional Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents and should such taxes apply during the Term, such Additional Rent shall be increased by the amount of such taxes. Within one hundred twenty (120) days after the end of each calendar year during the Term or within such longer period of time as may be reasonably necessary, Landlord shall furnish to Tenant a statement of the Real Property Taxes for the preceding calendar year and Tenant's Share of the increase in Real Property Taxes. If Tenant's Share of such Real Property Taxes for that calendar year exceeds the monthly payments made by Tenant, then Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of the statement. If Tenant's payments made during that calendar year exceed Tenant's Share of the Real Property Taxes for that calendar year, then, at Landlord's option, Landlord shall either pay Tenant the excess at the time Landlord furnishes the statement to Tenant, or Tenant shall be entitled to offset the excess against the next installment(s) of Minimum Monthly Rent and Additional Rent, provided, however, that at the end of the Term Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant.

     (b) General and Special Assessments. With respect to any general or special assessments which may be levied against or upon the Property, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment, and interest due thereon, shall be included in the computation of Real Property Taxes.

     (c) Proration. Tenant's Share of Real Property Taxes shall be prorated on the basis of a 360-day year to account for any fractional portion of a tax year included in the Term at its commencement and expiration.

     (d) No Effect on Minimum Monthly Rent. Notwithstanding anything to the contrary in this Section, the Minimum Monthly Rent payable by Tenant shall in no event be less than the Minimum Monthly Rent specified in Section 1 (except as adjusted pursuant to the Rider).

8. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all personal property taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. If possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property of Tenant to be assessed and billed separately from the Property.

9. OPERATING COSTS.

     (a) Payment of Tenant's Share of Operating Costs. Tenant shall pay to Landlord, as Additional Rent, monthly, in advance on the first day of each month during the Term, an amount equal to one-twelfth (1/12th) of Tenant's Share of the Operating Costs (as defined in Section 43(x) below) of the Property for each calendar year during the Term as reasonably estimated by Landlord. In the event the average occupancy level of the Building for any calendar year was or is not one hundred percent (100%) of full occupancy, then the estimated Operating Costs and actual Operating Costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building been one hundred percent (100%) occupied during such year. Such Additional Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents and should such taxes apply during the Term, such Additional Rent shall be increased by the amount of such taxes. Within one hundred twenty (120) days after the end of each calendar year during the Term or within such longer period of time as may be reasonably necessary, Landlord shall furnish to Tenant a statement of the Operating Costs for the preceding calendar year and Tenant's Share of the Operating Costs. If Tenant's Share of the actual Operating Costs for that calendar year exceeds the monthly payments made by Tenant, then Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of the statement. If Tenant's payments made during that calendar year exceed Tenant's Share of the Operating Costs for that calendar year, then, at Landlord's option, either Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant, or Tenant shall be entitled to offset the excess against the next installment(s) of Minimum Monthly Rent and Additional Rent, provided, however, that at the end of the Term Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant.

     (b) Proration. Tenant's Share of Operating Costs shall be prorated on the basis of a 360 day year to account for any fractional portion of a year included in the Term at its commencement and expiration.

     (c) No Effect on Minimum Monthly Rent. Notwithstanding anything to the contrary in this Section, the Minimum Monthly Rent payable by Tenant shall in no event be less than the Minimum Monthly Rent specified in Section 1 (except as adjusted pursuant to the Rider).

10. USE. Tenant shall use the Premises for the Permitted Use and for no other use without Landlord's prior written consent. Tenant agrees that it has determined to its satisfaction that the Premises can be used for the Permitted Use. Tenant waives any right to terminate this Lease if the Premises cannot be used for the Permitted Use during the Term unless the prohibition on use is the result of actions taken by Landlord. Tenant's use of the Premises shall be in accordance with the following:


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     (a) Insurance. Tenant shall not do, bring, or keep anything in or about the
Premises or the Property that will cause a cancellation of any insurance covering the Property. If the rate of any insurance carried by Landlord on the Property as published by the Washington Survey and Rating Bureau, or any successor rating bureau or agency, is increased as a result of Tenant's use, then Tenant shall pay to Landlord not less than ten (10) days before the date Landlord is obligated to pay a premium on the insurance, a sum equal to the difference between the original premium and the increased premium.

     (b) Compliance with Laws. Tenant shall comply with all Laws concerning the Premises and Tenant's use of the Premises.

     (c) Waste, Nuisance and Improper Use. Tenant shall not use the Premises in any manner that will constitute waste, nuisance or unreasonable annoyance to other tenants in the Building, including without limitation, (i) the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises, (ii) for cooking or other activities that cause odors that can be detected outside the Premises, or (iii) for lodging or sleeping rooms.

     (d) Damage to Property. Tenant shall not do anything in, on or about the Premises that will cause damage to the Property.

     (e) Rules and Regulations. Tenant and its authorized representatives shall comply with the Rules and Regulations set forth on Exhibit D attached hereto. Landlord shall have the right to amend the Rules and Regulations from time to time. In the event of a conflict between this Lease and the Rules and Regulations, as amended, this Lease shall control. Landlord shall have the sole right to enforce the Rules and Regulations. Landlord shall have no liability or responsibility whatsoever with respect to the noncompliance by other tenants or their authorized representatives with any of such Rules and Regulations; provided, however, Landlord shall make a reasonable effort to enforce the Rules and Regulations in a uniform and non-discriminatory manner.

11. HAZARDOUS SUBSTANCES. Tenant shall not dispose, treat, store, discharge, or otherwise allow the release of any Hazardous Substances in, on or under the Premises, or the Property, or in any tenant improvements or alterations placed on the Premises by Tenant. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any Hazardous Substances, except for products normally used in general business offices which constitute Hazardous Substances, provided that such products are used, stored and disposed of in accordance with applicable laws and manufacturer's and supplier's guidelines. Tenant shall promptly comply with all laws and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of Hazardous Substances, on or under the Premises or the Property, or incorporated in any tenant improvements or alterations, at Tenant's expense.

     (a) Compliance; Notification. After notice to Tenant and a reasonable opportunity for Tenant to effect such compliance, Landlord may, but is not obligated to, enter upon the Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Premises and the Property, provided, however that Landlord shall not be obligated to give Tenant notice and an opportunity to effect such compliance if (i) such delay might result in material adverse harm to the Premises, or the Property, or (ii) an emergency exists. Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by Landlord in connection with such compliance activities, and such obligation shall continue even after expiration or termination of the Term. Tenant shall notify Landlord immediately of any release of any Hazardous Substances on the Premises or the Property.

     (b) Indemnity by Tenant. Tenant agrees to indemnify and hold Landlord harmless from and defend Landlord against any and all damages, charges, cleanup costs, remedial actions, costs and expenses (including, but not limited to reasonable attorneys' and consultants' fees), which may be imposed on, incurred or paid by, or asserted against Landlord, the Premises, Building or the Property by reason of, or in connection with (1) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (2) the acts or omissions of Tenant, its authorized representatives, agents, employees or contractors or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any Hazardous Substances on the Premises or the Property.

     (c) Acknowledgment as to Hazardous Substances. Tenant acknowledges that the Premises may contain Hazardous Substances, and Tenant accepts the Premises and the Building notwithstanding such Hazardous Substances. To the best of the Landlord's knowledge, neither the Premises nor the Property contain any Hazardous Substances in violation of any applicable laws. If Landlord is required by any law to take any action to remove or abate any Hazardous Substances, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to any Hazardous Substances, or to remove or abate any Hazardous Substances, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same.

     (d) Survival. The provisions of this Section 11 shall survive the expiration or sooner termination of the Term. No subsequent modification or termination of this Lease by agreement of the parties or otherwise shall be construed to waive or to modify any provisions of this Section unless the termination or modification agreement or other document expressly so states in writing.


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12. LANDLORD'S MAINTENANCE; INCLUSION IN OPERATING COSTS.

     (a) Landlord's Maintenance. Except as provided in Section 13 captioned "Tenant's Maintenance; Remedies", Section 23 captioned "Destruction" and Section 24 captioned "Condemnation" and except for damage caused by any negligent or intentional act or omission of Tenant or its authorized representatives, Landlord shall maintain in good condition and repair the following: (i) the structural parts of the Building, which structural parts include only the foundations, bearing and exterior walls (excluding glass and doors of the Premises, but including Building's exterior windows), subflooring, roof and roof membrane, (ii) the building standard lighting fixtures, window coverings and ceiling tiles and the unexposed electrical, plumbing and sewage systems, including without limitation, those portions lying outside the Premises, (iii) the heating, ventilating and air-conditioning system, if any, servicing the Building, (iv) the lobbies, corridors, elevators, public or common restrooms and other Common Areas of the Building, and (v) the sidewalks, grounds, landscaping, parking and loading areas, if any, and other Common Areas of the Property.

     (b) Inclusion in Operating Costs. The cost of maintaining, repairing, replacing or servicing the portions of the Building that Landlord is required to maintain pursuant to this Section shall be included in Operating Costs to the extent provided in Section 9 captioned "Operating Costs".

13. TENANT'S MAINTENANCE; REMEDIES.

     (a) Tenant's Maintenance. Except as provided in Section 12 captioned "Landlord's Maintenance; Inclusion in Operating Costs", Section 23 captioned "Destruction" and Section 24 captioned "Condemnation" and except for damage caused by any [grossly] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) negligent or intentional act or omission of Landlord or its authorized representatives, Tenant, at its cost, shall maintain in good condition and repair the Premises, including without limitation, all of the Tenant Improvements (except for latent defects), Tenant's alterations, Tenant's trade fixtures, Tenant's personal property, signs, walls, interior partitions, wall coverings, windows, non-building standard window coverings, glass, doors, carpeting and resilient flooring, non-building standard ceiling tiles, plumbing fixtures and non-building standard lighting fixtures. Tenant shall be liable for any damage to the Premises and the Building resulting from the acts or omissions of Tenant or its authorized representatives.

     (b) Landlord's Remedies. If Tenant fails to maintain the Premises in good condition and repair as required by Subsection 13(a) and if such failure is not cured within thirty (30) days after notice of such failure is given by Landlord to Tenant, then Landlord may, at its option, cause the Premises to be maintained in good condition and repair and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in performance of Tenant's obligation to maintain the Premises.

14. TENANT IMPROVEMENTS AND ALTERATIONS; TRADE FIXTURES.

     (a) Tenant Improvements and Alterations. Landlord and Tenant shall install and pay for the improvements and alterations as set forth in the Work Letter attached hereto as Exhibit C. Tenant shall not make any other improvements or alterations to the Premises without Landlord's prior consent. Any improvements and alterations made by either party shall remain on and be surrendered with the Premises on expiration or termination of the Term, except that Landlord can elect by giving notice to Tenant within thirty (30) days before the expiration of the Term, or within thirty (30) days after termination of the Term, to require Tenant to remove any improvements and alterations that Tenant has made to the Premises. If Landlord so elects, Tenant, at its cost, shall restore the Premises to its original condition [the condition designated by Landlord in its election] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.), before the last day of the Term, or within thirty (30) days after notice of election is given, whichever is later. Any improvements and alterations that remain on the Premises on expiration or termination of the Term shall automatically become the property of Landlord and title to such improvements and alterations shall automatically pass to Landlord at such time without any payment therefor by Landlord to Tenant. If Tenant or its authorized representatives make any improvements or alterations to the Premises as provided in this Section, then such improvements and alterations (i) shall be made in a first class manner in conformity with then building standard improvements, (ii) shall be made utilizing then building standard materials, (iii) shall be made in compliance with the Rules and Regulations and the reasonable directions of Landlord, (iv) shall be made pursuant to a valid building permit to be obtained by Tenant, at its cost, (v) shall be made in conformity with then applicable Laws, including without limitation, building codes, and (vi) shall not be commenced until five
(5) days after Landlord has received notice from Tenant stating the date the installation of such improvements and alterations is to commence so that Landlord can post and record an appropriate notice of nonresponsibility.

     (b) Trade Fixtures. Tenant shall not install any trade fixtures in or on the Premises without Landlord's prior consent.

15. MECHANICS' LIENS. Tenant shall pay, or cause to be paid, all costs of labor, services and/or materials supplied in connection with any Work. Tenant shall keep the Property free and clear of all mechanics' liens and other liens resulting from any Work. Prior to the commencement of any Work or the supply or furnishing of any labor, services and/or materials in connection with any Work, Tenant shall, if requested by Landlord, provide Landlord with a labor and material payment bond in an amount equal to one hundred percent (100%) of the aggregate price of all contracts therefor, with release of the bond conditioned on Tenant's payment in full of all claims of lien claimants for such labor, services and/or materials supplied in the prosecution of the Work. Said payment bond shall name Landlord as a primary obligee, shall be given by a surety which is satisfactory to Landlord, and shall be in such form as Landlord


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shall approve in its sole discretion. Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, it procures and records a lien release bond issued by a responsible corporate surety in an amount sufficient to satisfy statutory requirements therefor in the State of Washington. Tenant shall promptly pay or cause to be paid all sums awarded to the claimant on its suit, and, in any event, before any execution is issued with respect to any judgment obtained by the claimant in its suit or before such judgment becomes a lien on the Premises, whichever is earlier. If Tenant shall be in default under this Section, by failing to provide security for or satisfaction of any mechanic's or other liens, then Landlord may (but shall not be obligated to), in addition to any other rights or remedies it may have, discharge said lien by (i) paying the claimant an amount sufficient to settle and discharge the claim, (ii) procuring and recording a lien release bond, or (iii) taking such other action as Landlord shall deem necessary or advisable, and, in any such event, Tenant shall pay as Additional Rent, on Landlord's demand, all costs (including reasonable attorney fees) incurred by Landlord in settling and discharging such lien together with interest thereon in accordance with Section 39 captioned "Interest on Unpaid Rent" from the date of Landlord's payment of said costs. Landlord's payment of such costs shall not waive any default of Tenant under this Section.

16.      UTILITIES AND SERVICES.

     (a) Utilities and Services Furnished by Landlord. Landlord shall furnish the Premises with:

          (i) Electricity for lighting and power suitable for the use of the Premises for ordinary general office purposes; provided, however, that Tenant shall not at any time have a connected electrical load for lighting purposes in excess of the wattage per square foot of Premises Area required for building standard amounts of lighting, or a connected load for all other power requirements in excess of five (5) watts per square foot of Premises Area as determined by Landlord, and the electricity so provided for lighting and power shall not exceed such limits, subject to any lower limits set by any governmental authority with respect thereto;

          (ii) Subject to the reasonable limitations of the existing building systems, heating, ventilating and air-conditioning, if the Building has an air-conditioning system, to maintain a temperature range in the Premises which is customary for similar office space in the Seattle, Washington area (but in compliance with any applicable governmental regulations with respect thereto). Tenant agrees to keep closed, when necessary, blinds, draperies and windows which must be closed to provide for the efficient operation of the heating and air conditioning systems, if any, and Tenant agrees to cooperate with Landlord and to abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air-conditioning system, if any. If Tenant requires heating, ventilating and air conditioning to the Premises other than during normal business hours from 7:00 A.M. to 6:00 P.M. daily, 8:00 A.M. to 12:00 Noon Saturdays, except Sundays and those legal holidays generally observed in the State of Washington, Landlord shall, upon Tenant's request made not less than 24 hours before the time Tenant requires the after hour service, and not later than Noon on the Friday before any Saturday or Sunday on which Tenant requires such service, and not later than Noon of the day before any holiday on which Tenant requires such service (except as otherwise provided in the Rules and Regulations), furnish such heating, ventilating and air conditioning. If Tenant receives such services, then Tenant shall pay, upon demand, an amount equal to Tenant's proportionate share of the actual direct cost to Landlord in providing the heating, ventilating and air conditioning outside of normal business hours;

          (iii) Water for restroom and drinking purposes and access to restroom facilities;

          (iv) Elevator service for general office pedestrian usage if the Building is serviced by elevators;

          (v) Relamping of building-standard light fixtures;

          (vi) Washing of interior and exterior surfaces of exterior windows with reasonable frequency; and

          (vii) Janitorial service five (5) times per week, except holidays.

     (b) Payment for Excess Utilities and Services. All services and utilities for the Premises not required to be furnished by Landlord pursuant to Section 16(a) shall be paid for by Tenant. If Tenant requires water, heat, air conditioning, electric current, elevator or janitorial service in excess of that provided for in Section 16(a), then Tenant shall first obtain the consent of Landlord which consent may be withheld in Landlord's sole discretion. If Landlord consents to such excess use, Landlord may install an electric current or water meter (including, without limitation, any additional wiring, conduit or panel required therefor) to measure the excess electric current or water consumed by Tenant or may cause the excess usage to be measured by other reasonable methods (e.g. by temporary "check" meters or by survey). Tenant shall pay to Landlord upon demand (i) the cost of any and all water, heat, air conditioning, electric current, janitorial, elevator or other services or utilities required to be furnished to Tenant in excess of the services and utilities required to be furnished by Landlord as provided in Section 16(a);
(ii) the cost of installation, maintenance and repair of any meter installed in the Premises; (iii) the cost of all electricity and water consumed by Tenant in connection with any dedicated heating, ventilating and/or air conditioning, computer power and/or air conditioning, telecommunications or other special systems of Tenant, including any power usage other than through existing standard 110-volt AC outlets; and (iv) any cost incurred by Landlord in keeping account of or determining such excess utilities or services furnished


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
to Tenant. Landlord's failure to bill Tenant for any such excess utilities or services shall not waive Landlord's right to bill Tenant for the excess at a later time.

     (c) Temperature Balance. Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating, ventilating and air-conditioning systems, if any, in the Building to maintain temperatures that may be required for, or because of, any of Tenant's equipment which uses other than the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. If the temperature otherwise maintained in any portion of the Premises by the heating, air conditioning or ventilation system is affected as a result of (i) any lights, machines or equipment (including without limitation electronic data processing machines) used by Tenant in the Premises,
(ii) the occupancy of the Premises by more than one person per two hundred (200) square feet of rentable area therein, (iii) an electrical load for lighting or power in excess of the limits per square foot of rentable area of the Premises specified in Section 16(a), or (iv) any rearrangement of partitioning or other improvements, Landlord may install any equipment, or modify any existing equipment (including the standard air conditioning equipment) Landlord deems necessary to restore the temperature balance. The cost of any such equipment, including without limitation, the cost of design and installation thereof, and the cost of operating, metering, maintaining or repairing the same, shall be paid by Tenant to Landlord upon demand. Tenant shall not install or operate window-mounted heating or air-conditioning units.

     (d) Special Electrical or Water Connections; Electricity Use. Tenant will not, without the prior consent of Landlord, which Landlord in its sole discretion may refuse, connect or use any apparatus or device in the Premises
(i) using current in excess of 110 volts or (ii) which will cause the amount of electricity, water, heating, air conditioning or ventilation furnished to the Premises to exceed the amount required for use of the Premises for ordinary general office purposes, as determined by Landlord, during normal business hours or (iii) which would cause Tenant's connected load to exceed any limits established in Section 16(a). Tenant shall not connect with electric current except through existing outlets in the Premises and shall not connect with water pipes except through existing plumbing fixtures in the Premises. In no event shall Tenant's use of electricity exceed the capacity of existing feeders to the Building or the risers or wiring installation, and Landlord may prohibit the use of any electrical equipment which in Landlord's opinion will overload such wiring or interfere with the use thereof by other tenants in the Building. If Landlord consents to the use of equipment requiring such changes, Tenant shall pay the cost of installing any additional risers, panels or other facilities that may be necessary to furnish energy to the Premises.

     Landlord will not permit additional coring of the floor of the Premises in order to install new electric outlets in the Premises unless Tenant furnishes Landlord with X-ray scans of the floor area where the Tenant wishes to place additional electrical outlets and Landlord, in its absolute discretion, is satisfied, on the basis of such X-ray scans and other information obtained by Landlord, that coring of the floor in order to install such additional outlets will not weaken the structure of the floor.

     (e) Landlord's Duties. Landlord shall not be in default under this Lease or liable for any damages resulting from, or incidental to, any of the following, nor shall any of the following be an actual or constructive eviction of Tenant, nor shall the Rent be abated by reason of: (i) failure to furnish or delay in furnishing of, or the interruption or diminution in, any of the services described in this Section when such failure or delay is caused by accident or any condition or circumstance beyond the reasonable control of Landlord, including the making of necessary repairs or improvements to the Premises or to the Building, (ii) any electrical surges or spikes, or (iii) failure to make any repair or to perform any maintenance, unless such failure shall persist for an unreasonable time after notice of the need for such repair or maintenance is given to Landlord by Tenant. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

     (f) Governmental Regulations. Any other provisions of this Section notwithstanding, if any governmental authority or utility supplier imposes any laws, controls, conditions, or other restrictions upon Landlord, Tenant, or the Building, relating to the use or conservation of energy or utilities, mandated changes in temperatures to be maintained in the Premises or the Building or the reduction of automobile or other emissions (collectively, the "Controls"), or in the event Landlord is required or elects to make alterations to the Building in order to comply with the Controls, Landlord may, in its sole discretion, comply and may require Tenant to comply with the Controls or make such alterations to the Building in order to comply with the Controls. Such compliance and the making of such alterations shall not constitute an actual or constructive eviction of Tenant, impose on Landlord any liability whatsoever, or entitle Tenant to any abatement of Rent.


17.  INDEMNITY.

     (a) Generally. Tenant shall hold Landlord harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on or about the Premises or the Property resulting from the acts or omissions of Tenant or its authorized representatives. Landlord shallhold Tenant harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on or about the Premises or the Property resulting from the acts or omissions of Landlord or its authorized representatives. A party's obligation under this Section to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.


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
     (b) Concurrent Negligence of Landlord and Tenant. Notwithstanding Section 17(a) above, in the event of concurrent negligence of Tenant, or its authorized representatives, on the one hand, and that of Landlord, or its authorized representatives, on the other hand, which concurrent negligence results in damage to any persons or property occurring in, on or about the Premises or the Property, either party's obligation to indemnify the other party as set forth in
Section 17(a) shall be limited to the extent of the negligence of the indemnifying party, or its authorized representatives, including the indemnifying party's proportional share of costs and attorneys' fees incurred in connection with any claims, actions or proceedings brought with respect to such damage.

     (c) Waiver of Worker's Compensation Immunity. The indemnification obligations contained in this Section shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives (solely for the benefit of the indemnified party) any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51 RCW and similar worker's compensation, benefit or disability laws.

     (d) Provisions Specifically Negotiated. LANDLORD AND TENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS LEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS LEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WORKER'S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY LANDLORD AND TENANT.

18. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord and Landlord's Agent shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its authorized representatives, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury resulting from conditions arising upon the Premises or upon other portions of the Building or the Property unless such injury or damage is caused by the [gross] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) negligence or willful misconduct of Landlord or its authorized representatives.

19. COMMERCIAL GENERAL LIABILITY AND PROPERTY DAMAGE INSURANCE. Tenant, at its cost, shall maintain commercial general liability insurance (including contractual liability and products and completed operations liability) with liability limits of not less than $2,000,000 per occurrence and $3,000,000 [$4,000,000] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) annual aggregate, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use and occupancy of the Premises and property damage insurance with liability limits of not less than $500,000. All such commercial general liability and property damage insurance shall insure performance by Tenant of the indemnity provisions of
Section 17 captioned "Indemnity". Landlord and Landlord's Agent shall be additional named insureds on such insurance policy. If, in the opinion of Landlord's insurance advisor, the amount or scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such reasonable amounts or scope as Landlord's advisor deems adequate.

20. TENANT'S FIRE INSURANCE. Tenant, at its cost, shall maintain on all of Tenant's Alterations, Trade Fixtures and Personal Property in, on or about the Premises, a policy of standard property insurance [All Risk fire insurance] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.), in an amount equal to at least their full replacement cost. The proceeds of any such policy shall be used by Tenant for the restoration of Tenant's Alterations and Trade Fixtures and the replacement of its Personal Property. Any portion of such proceeds not used for such restoration shall belong to Tenant.

21. WAIVER OF SUBROGATION. Landlord and Tenant release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the Building and to Tenant's Alterations, Trade Fixtures and Personal Property that are caused by or result from risks insured against under any insurance policies carried by the parties, in force at the time of any such damage and collectible. Landlord and Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any insurance policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease.

22. OTHER INSURANCE MATTERS. All insurance required to be carried by Tenant under this Lease shall: (i) be issued by insurance companies authorized to do business in the State of Washington with a rating of A/VI or better as rated in the most recent edition of Best's Insurance Reports; (ii) be issued as a primary policy, and (iii) contain an endorsement requiring thirty (30) days' prior written notice from the insurance company to both parties, to Landlord's Agent, and, if requested by Landlord, to Landlord's lender, before cancellation or change in the coverage, scope, or amount of any policy. Each policy or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with Landlord on or before the Commencement Date, and on renewal of the policy not less than ten (10) days before expiration of the term of the policy.

23. DESTRUCTION.

     (a) Insured Damage. If during the Term the Premises or the Building are partially or totally destroyed by any casualty that is covered by any insurance carried by Landlord covering the Building, rendering the Premises partially or totally inaccessible or unusable, Landlord shall restore the Premises or


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
the Building to substantially the same condition as they were in immediately before such destruction, if (i) the insurance proceeds available to Landlord equal or exceed the cost of such restoration, (ii) in the opinion of a registered architect or engineer appointed by Landlord such restoration can be completed within one hundred eighty (180) days after the date on which Landlord obtains all permits necessary for such restoration, and (iii) such restoration is permitted under then existing laws to be done in such a manner as to return the Premises, or the Building, as the case may be, to substantially the same condition as they were in immediately before such destruction. To the extent that the insurance proceeds must be paid to a mortgagee under, or must be applied to reduce any debt secured by, a mortgage covering the Property, the insurance proceeds shall be deemed not to be available to Landlord unless such mortgagee permits Landlord to use the insurance proceeds for such restoration. Such destruction shall not terminate this Lease.

     (b) Major or Uninsured Damage. If during the Term the Premises or the Building are partially or totally destroyed by any casualty and Landlord is not obligated under Section 23(a) captioned "Insured Damage" to restore the Premises or the Building, as the case may be, then Landlord may, at its election, either
(i) restore the Premises or the Building to substantially the same condition as they were in immediately before such destruction, or (ii) terminate this Lease effective as of the date of such destruction. If Landlord does not give Tenant notice within sixty (60) days after the date of such destruction of its election to restore the Premises or the Building, as the case may be, Landlord shall be deemed to have elected to terminate this Lease. If Landlord elects to restore the Premises or the Building, as the case may be, Landlord shall use commercially reasonable efforts to complete such restoration within one hundred twenty (120) [eighty (180)] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) days after the date on which Landlord obtains all permits necessary for such restoration, provided, however, that such one hundred twenty (120) [eighty (180)] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) day period shall be extended by a period equal to any delays caused by Force Majeure, and such destruction shall not terminate this Lease.

     (c) Damage to the Building. If during the Term the Building is partially destroyed by any casualty and if in the opinion of Landlord the Building should be restored in such a way as to materially alter the Premises, then Landlord may, at Landlord's election, terminate this Lease by giving notice to Tenant of Landlord's election to do so within sixty (60) days after the date of such destruction.

     (d) Extent of Landlord's Obligation to Restore. If Landlord is required or elects to restore the Premises as provided in this Section, Landlord shall not be required to restore alterations made by Tenant, Tenant's trade fixtures and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore.

     (e) Abatement or Reduction of Rent. In case of damage to, or destruction of, the Premises or the Building the Minimum Monthly Rent shall be abated or reduced, between the date of destruction and the date of completion of restoration, by an amount that is in the same ratio to the Minimum Monthly Rent as the total number of square feet of the Premises that are so damaged or destroyed bears to the total number of square feet in the Premises[; provided, that such abatement shall be given only to the extent that Landlord actually receives payments from a policy of rental interruption insurance, the premium for which shall be an Operating Cost under Section 9 above]. (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.)

     (f) Tenant's Right to Terminate. Notwithstanding anything contained herein to the contrary, if Landlord and Tenant reasonably determine that any damage or destruction to the Premises is not capable of being fully restored within a reasonable period of time after the date of such damage or destruction, but in no event later than two hundred seventy (270) days after the date of such damage or destruction, or if in fact any damage or destruction is not fully restored within two hundred seventy (270) days after the date of such damage or destruction, Landlord or Tenant shall have the right to terminate this Lease by giving written notice of termination to the other party within ten (10) days following the expiration of such two hundred seventy (270) day period; provided, that in the event the Tenant provides such notice of termination, then such notice of termination shall be deemed withdrawn and of no further force or effect in the event the damage or destruction to the Premises is substantially completed (as defined in Section 43(ii) below) within such ten (10) day notice period.


24. CONDEMNATION. If during the Term there is any taking of part or all of the Premises or the Building by condemnation, then the rights and obligations of the parties shall be as follows:

     (a) Minor Taking. If there is a taking of less than ten percent (10%) of the Premises, this Lease shall remain in full force and effect.

     (b) Major Taking. If there is a taking of ten percent (10%) or more of the Premises and if the remaining portion of the Premises is of such size or configuration that Tenant is unable to conduct its business in the Premises, then the Term shall terminate as of the date of taking.

     (c) Taking of Part of the Building. If there is a taking of a part of the Building other than the Premises and if in the opinion of Landlord the Building should be restored in such a way as to materially alter the Premises, then Landlord may terminate the Term by giving notice to such effect to Tenant within sixty (60) days after the date of vesting of title in the condemnor and the Term shall terminate as of the date specified in such notice, which date shall not be less than sixty (60) days after the giving of such notice.


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     (d)  Award.  The  entire  award  for the  Premises,  the  Building  and the
Property, shall belong to and be paid to Landlord, Tenant hereby assigning to Landlord Tenant's interest therein, if any, provided, however, that Tenant shall have the right to claim and recover from the condemnor compensation a separate award (which does not reduce the award payable to the Landlord) for the loss of any alterations made by Tenant, Tenant's trade fixtures, Tenant's personal property, moving expenses and business interruption.

     (e) Abatement of Rent. If any part of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the Minimum Monthly Rent shall be reduced by an amount that is in the same ratio to the Minimum Monthly Rent as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking [; provided, that such abatement shall be given only to the extent that Landlord actually receives payments from a policy of rental interruption insurance, the premium for which shall be an Operating Cost under
Section 9 above]. (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.)

25. ASSIGNMENT AND SUBLETTING.

     (a) Landlord's Consent; Definitions. Tenant acknowledges that the Building is a multi-tenant office building, occupied by tenants specifically selected by Landlord, and that Landlord has a legitimate interest in the type and quality of such tenants, the location of tenants in the Building and in controlling the leasing of space in the Building so that Landlord can better meet the particular needs of its tenants and protect and enhance the relative image, position and value of the Building in the office building market. Tenant further acknowledges that the rental value of the Premises may fluctuate during the Term in accordance with market conditions, and, as a result, the Rent paid by Tenant under the Lease at any particular time may be higher or lower than the then market rental value of the Premises. Landlord and Tenant agree, and the provisions of this Section are intended to so provide, that, if Tenant voluntarily assigns its interest in this Lease or in the Premises or subleases any part or all of the Premises, a portion of the profits from any increase in the market rental value of the Premises shall belong to Landlord. Tenant acknowledges that, if Tenant voluntarily assigns this Lease or subleases any part or all of the Premises, Tenant's investment in the subject portion of the Premises (specifically including, but not limited to, tenant improvements, good will or other assets) may be lost or reduced as a result of such action.

     (b) Consent Required. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease any part or all of the Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default by Tenant under this Lease. In determining whether to approve a proposed assignment or sublease, Landlord shall place primary emphasis on the proposed transferee's reputation and creditworthiness, the character of the business to be conducted by the proposed transferee at the Premises and the affect of such assignment or subletting on the tenant mix in the Building. In addition, Landlord shall provide the specific form of any assignment or sublease agreement. In no event shall Landlord be obligated to consent to any assignment or subletting which increases (i) the Operating Costs, (ii) the burden on the Building services, or (iii) the foot traffic, elevator usage or security concerns in the Building, or creates an increased probability of the comfort and/or safety of the Landlord and other tenants in the Building being unreasonably compromised or reduced [for example, but not exclusively, Landlord may deny consent to an assignment or subletting where the space will be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public (unless Tenant's permitted use is retail sales), a personnel or employment agency, a medical office, or an embassy or consulate or similar office]. Landlord shall not be obligated to approve an assignment or subletting to (x) a current tenant of the Building or (y) a prospective tenant of the Building with whom Landlord is then negotiating. Landlord's foregoing rights and options shall continue throughout the entire term of this Lease. No consent to any assignment, encumbrance or sublease shall constitute a waiver of the provisions of this Section and no other or subsequent assignment, encumbrance or sublease shall be made without Landlord's prior consent. Neither an assignment or subletting nor the collection of Rent by Landlord from any person other than Tenant, nor the application of any such Rent as provided in this Section shall be deemed a waiver of any of the provisions of this Section or release Tenant from its obligation to comply with the terms and provisions of this Lease and Tenant shall remain fully and primarily liable for all of Tenant's obligations under this Lease, including the obligation to pay Rent under this Lease. Any personal guarantee(s) of Tenant's obligations under this Lease shall remain in full force and effect following any such assignment or subletting. Landlord may condition approval of an assignment or subletting hereunder on an increase in the amount of the Security Deposit or on receipt of personal guarantees of the assignee's or sublessee's obligations under this Lease. If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the assignee or subtenant, it being agreed by the parties hereto that any such rights and options are personal to Tenant named herein and may not be transferred.

     (c) Conditions to Assignment or Sublease. Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the assignee or subtenant may not further assign or sublet the assigned or sublet space without Landlord's prior written consent (which consent shall not, subject to Landlord's rights under Section 25(b), be unreasonably withheld or delayed), and that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such assignee or subtenant. If this Lease is assigned, whether or not in violation of the terms and provisions of this Lease, Landlord may collect Rent from the assignee. If the Premises, or any part thereof, is sublet, Landlord may, upon a


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
default under this Lease, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's obligation to pay Rent under this Lease.

     (d) Events Constituting an Assignment or Sublease. For purposes of this Section, the following events shall be deemed an assignment or sublease, as appropriate: (i) the issuance of equity interests (whether stock, partnership interests or otherwise) in Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have Control (as defined below) of Tenant, or any assignee or subtenant, if applicable; or (ii) a transfer of Control of Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred. "Control" shall mean direct or indirect ownership of fifty percent (50%) or more of all the legal and equitable interest in any business entity.

     (e) Processing Expenses. Tenant shall pay to Landlord the amount of Landlord's cost of processing each proposed assignment or subletting, including without limitation, attorneys' and other professional fees, and the cost of Landlord's administrative, accounting and clerical time, or $100.00 whichever is greater (collectively, "Processing Costs"), and the amount of all direct and indirect expense incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space, including without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, rubbish removal service, costs of changing signage, and costs of changing locks and making new keys (collectively, "Occupancy Costs"). Notwithstanding anything to the contrary herein, Landlord shall not be required to process any request for Landlord's consent to an assignment or subletting until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs and the Occupancy Costs.

     (f) Consideration to Landlord. In the event of any assignment or sublease, whether or not requiring Landlord's consent, Landlord shall be entitled to receive, as Additional Rent, one-half (1/2) of any consideration, including without limitation, payment for leasehold improvements owned by Landlord, paid by the assignee or subtenant for the assignment or sublease and, in the case of sublease, the excess of the amount of rent paid for the sublet space by the subtenant over the total amount of Minimum Monthly Rent under Section 5 and Additional Rent under Sections 7 and 9, after deducting Tenant's reasonable out of pocket expenses actually paid to independent third parties incurred in connection with the assignment or sublease including, without limitation, leasing commissions and improvement costs paid to independent third parties.. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by the assignee or subtenant and shall direct such assignee or subtenant to pay the same directly to Landlord. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining due under any other sublease.

     With regard to an approved assignment or subletting, Tenant acknowledges that Landlord's agreement to deal directly with the assignee or subtenant with regard to such party's occupancy of the Premises and the administration of the Lease, without requiring Tenant to monitor or become directly involved in such matters, constitutes appropriate and acceptable consideration for the capture by Landlord of any rent or consideration paid by the assignee or subtenant in excess of that required to be paid by Tenant under the Lease.

     (g) Procedures. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof designating the space proposed to be sublet and the terms proposed. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within fifteen (15) days after receipt of Tenant's notice) (i) to sublet from Tenant any portion of the Premises proposed by Tenant to be sublet, for the term for which such portion is proposed to be sublet, but at the same Rent (including Additional Rent as provided for in Sections 7 and 9) as Tenant is required to pay to Landlord under this Lease for the same space, computed on a pro rata square footage basis, and during the term of such sublease Tenant shall be released of its obligations under the Lease with regard to the subject space, (ii) if the term of the sublease (including any renewal terms) will expire during the final eighteen (18) months of the Term (or if Tenant has exercised a renewal option, if any, then during the final eighteen (18) months of the subject renewal period), to terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be sublet, or (iii) to approve Tenant's proposal to sublet conditional upon Landlord's subsequent written approval of the specific sublease obtained by Tenant and the specific subtenant named therein. If Landlord exercises its option in (i) above, then Landlord may, at Landlord's sole cost, construct improvements in the subject space and, so long as the improvements are suitable for general office purposes, Landlord shall have no obligation to restore the subject space to its original condition following the termination of the sublease. If Landlord exercises its option described in (iii) above, Tenant shall submit to Landlord for Landlord's written approval Tenant's proposed sublease agreement (in which the proposed subtenant shall be named) together with a current reviewed or audited financial statement prepared by a certified public accountant for such proposed subtenant and a credit report on such proposed subtenant prepared by a recognized credit reporting agency. If Landlord fails to exercise any aforesaid option to sublet or to terminate, this shall not be construed as or constitute a waiver of any of the provisions of this Section. If Landlord exercises any


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
such option to sublet or to terminate, Landlord shall not have any liability for any real estate brokerage commission(s) or with respect to any of the costs and expenses that Tenant may have incurred in connection with its proposed subletting, and Tenant agrees to hold Landlord harmless from and against any and all claims (including, without limitation, claims for commissions) arising from such proposed subletting. Landlord's foregoing rights and options shall continue throughout the Term. For purposes of this Section, a proposed assignment of this Lease in whole or in part shall be deemed a proposed subletting of such space.

     (h) Documentation. No permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. No permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

     (i) No Merger. Without limiting any of the provisions of this Section, if Tenant has entered into any subleases of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

26. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant under this Lease:

     (a) Failure to Pay Rent. Failure to pay Rent when due, if the failure continues for a period of [three (3)](PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) five (5) business days after notice of such default has been given by Landlord to Tenant.

     (b) Failure to Comply with Rules and Regulations. Failure to comply with the Rules and Regulations, if the failure continues for a period of [twenty-four
(24) hours] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) one (1) business day after notice of such default is given by Landlord to Tenant. If the failure to comply cannot reasonably be cured within [twenty-four (24) hours] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) one (1) business day, then Tenant shall not be in default under this Lease if Tenant commences to cure the failure to comply within [twenty-four (24) hours] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) one (1) business day and diligently and in good faith continues to cure the failure to comply.

     (c) Other Defaults. Failure to perform any other provision of this Lease, if the failure to perform is not cured within thirty (30) days, or such shorter period of time as Landlord, within the exercise of its reasonable and good faith judgment may deem appropriate, after notice of such default has been given by Landlord to Tenant.

     (d) Appointment of Trustee or Receiver. The appointment of a trustee or receiver to take possession of substantially all of the Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

27. REMEDIES. If Tenant commits a default, Landlord shall have the following alternative remedies, which are in addition to any remedies now or later allowed by law or in equity:

     (a) Maintain Lease in Force. Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. If Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

     (b) Terminate Lease. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in


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
the ordinary course of things would be likely to result therefrom, including without limitation, any costs or expenses incurred by Landlord in (A) retaking possession of the Premises, including reasonable attorney fees therefor, (B) maintaining or preserving the Premises after such default, (C) preparing the Premises for reletting to a new tenant, including repairs or necessary alterations to the Premises for such reletting, (D) leasing commissions, and (E) any other costs necessary or appropriate to relet the Premises; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in Subsection 27(b)(i) the "worth at the time of award" is computed by allowing interest at the rate of eighteen percent (18%) per year from the date of default. As used in Subsections 27(b)(ii) and 27(b)(iii) the "worth at the time of award" is computed by discounting such amounts at the discount rate of eight percent (8%) per year.

28. BANKRUPTCY.

     (a) Assumption of Lease. If Tenant becomes a Debtor under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has:

          (i) Cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that: (i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

          (ii) For purposes of this Section, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean: (i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to two (2) month's Minimum Monthly Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

     (b) Assignment of Lease. If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Section for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to Additional Rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

     (c) Adequate Protection. Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows: (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; (ii) to pay all monetary obligations required under this Lease, including without limitation, the payment of Minimum Monthly Rent, Tenant's Share of Real Property Taxes, Tenant's Share of Operating Costs and any other sums payable by Tenant to Landlord under this Lease which is considered reasonable compensation for the use and occupancy of the Premises; (iii) provide Landlord a minimum of thirty
(30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

     [29. LIMITATION OF ACTIONS. Any claim, demand, right or defense of any kind by Tenant which is based upon or arises in connection with this Lease or the negotiations prior to its execution, shall be barred unless Tenant commences an action thereon, or interposes in a legal proceeding a] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.)


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
[defense by reason thereof, within one (1) year after the date Tenant actually becomes aware of the act or omission on which such claim, demand, right or defense is based.] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.)

30. LIMITATION ON LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Property, but are made and intended for the purpose of binding only the Landlord's interest in the Property. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord contained in this Lease.

31. SIGNS. Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner or other exterior decoration without Landlord's consent. Any sign that Tenant has Landlord's consent to place, construct and maintain shall comply with all laws, and Tenant shall obtain any approval required by such laws. Landlord makes no representation with respect to Tenant's ability to obtain such approval.

32. LANDLORD'S RIGHT TO ENTER THE PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at reasonable times and upon reasonable prior notice (except in an emergency when no such notice shall be required) for any of the following purposes: (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to do any maintenance; to make any restoration to the Premises or the Building that Landlord has the right or the obligation to perform, and to make any improvements to the Premises or the Building that Landlord deems necessary, (iii) to serve, post or keep posted any notices required or allowed under the provisions of this Lease, (iv) to post any ordinary "For Sale" signs at any time during the Term and to post any ordinary "For Lease" signs during the last ninety (90) days of the Term, and (v) to show the Premises to prospective brokers, agents, purchasers, tenants or lenders, at any time during the Term.

     Landlord shall not be liable in any manner for any inconvenience, annoyance, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Section, except damage resulting from the grossly negligent or willful acts of Landlord or its authorized representatives. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any right reserved in this Section. Landlord shall conduct its activities on the Premises as allowed in this Section in a reasonable manner so as to cause minimal inconvenience, annoyance or disturbance to Tenant.

33. SUBORDINATION. This Lease is and shall be prior to any mortgage recorded after the date of this Lease affecting the Property. If, however, a lender requires that this Lease be subordinate to any mortgage, this Lease shall be subordinate to that mortgage if Landlord first obtains from the lender a written agreement that provides substantially the following:

          "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures taken under the mortgage, shall affect Tenant's rights under this Lease. "

     Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute the Lease Subordination, Non-Disturbance of Possession and Attornment Agreement substantially in the form of the attached Exhibit E or any other such form as may be provided by the Landlord and required by the Lender to accomplish the purposes of this Section.

34. RIGHT TO ESTOPPEL CERTIFICATES. Tenant, within ten (10) business days after notice from Landlord, shall execute and deliver to Landlord, in recordable form, a Tenant Estoppel Certificate ( "Certificate") substantially in the form of the attached Exhibit F, or such other form as may be required by Landlord, stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The Certificate shall also state the amount of Minimum Monthly Rent, the dates to which Rent has been paid in advance, and the amount of any Prepaid Rent or Security Deposit and such other matters as Landlord may reasonably request. Failure to deliver the Certificate within such ten (10) business day period shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord, that this Lease is in full force and effect and has not been modified except as may be represented by Landlord requesting the Certificate.

35. TRANSFER OF LANDLORD'S INTEREST. If Landlord sells or transfers the Property, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease if Landlord's successor has assumed in writing, for the benefit of Tenant, Landlord's obligations under this Lease. If any Security Deposit or Prepaid Rent has been paid by Tenant, Landlord shall transfer such Security Deposit or Prepaid Rent to Landlord's successor and on such transfer Landlord shall be discharged from any further liability with respect to such Security Deposit or Prepaid Rent.

36. ATTORNEYS' FEES. If either party shall bring any action for relief against the other party, declaratory or otherwise, arising out of this Lease, including any action by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.


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
37.  SURRENDER; HOLDING OVER.

     (a) Surrender. On expiration or ten (10) days after termination of the Term, Tenant shall surrender the Premises and all Tenant's improvements and alterations (other than computer or telecommunications cabling which shall be removed by Tenant at Tenant's sole cost upon the demand of the Landlord) to Landlord broom clean and in good condition. Tenant shall remove all of its trade fixtures and personal property within the time period stated in this Section. Tenant, at its cost, shall perform all restoration made necessary by, and repair any damage to the Premises caused by, the removal of its trade fixtures, personal property and signs to Landlord's reasonable satisfaction within the time period stated in this Section. Landlord may, at its election, retain or dispose of in any manner any of Tenant's trade fixtures or personal property that Tenant does not remove from the Premises on expiration or within ten (10) days after termination of the Term as allowed or required by the provisions of this Lease by giving ten (10) days notice to Tenant. Title to any such trade fixtures and personal property that Landlord elects to retain or dispose of on expiration of such ten (10) day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such trade fixtures and personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of Tenant's trade fixtures and personal property. If Tenant fails to surrender the Premises to Landlord on expiration or ten (10) days after termination of the Term as required by this Section, Tenant shall pay Landlord Rent in an amount equal to twice the Minimum Monthly Rent applicable for the month immediately prior to the expiration or termination of the Term for the entire time Tenant thus remains in possession and Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to timely surrender the Premises, including without limitation, (i) any Rent payable by, or any damages claimed by, any prospective tenant of any part or all of the Premises, and (ii) Landlord's damages resulting from such prospective tenant rescinding or refusing to enter into the prospective lease of part or all of the Premises by reason of Tenant's failure to timely surrender the Premises. If Tenant, without Landlord's prior consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a tenancy at sufferance terminable at any time by either party.

     (b) Holding Over with Landlord's Consent. If Tenant, with Landlord's prior consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable by Landlord by a notice given to Tenant at least twenty (20) days prior to the end of any such monthly period or by Tenant by a notice given to Landlord at least thirty (30) days prior to the end of any such monthly period. During such month-to-month tenancy, Tenant shall pay Rent in an amount equal to [175%] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) 150% of the then current Minimum Monthly Rent. All provisions of this Lease, except those pertaining to term, shall apply to the month-to-month tenancy.

38. AGENCY DISCLOSURE; BROKER.

     (a) Agency Disclosure. At the signing of this Lease Agreement, the Landlord's Leasing Agent, John Cox, Daran Davidson, and Bill Neil of Kidder, Mathews & Segner, represented the [ X ] Landlord [ ] Tenant or [ ] both Landlord and Tenant. The Tenant's listing agent, Ric Brandt and Blair Quinn , of CB Richard Ellis , represented [ X ] Tenant [ ] Landlord or [ ] both Landlord and Tenant. Each party signing this document confirms that the prior oral and/or written disclosure of agency was provided to him/her in this transaction. (As required by WAC 308-124D-040.)

     (b) Brokerage Relationships. Landlord and Tenant, by their execution of this Lease Agreement, each acknowledge that they have received a pamphlet on the law of real estate agency as required under RCW 18.86.030(1)(f).

     (c) Payment of Brokers. Landlord shall pay the commissions, if any, due those real estate brokers or agents specifically named in Section 38 (a) above by reason of this Lease. Apart from the foregoing, each party represents that it has not had any dealings with any real estate broker, finder, salesperson or other person with respect to this Lease, and each party agrees to hold harmless the other party from all costs, expenses, and/or damages, resulting from any claims that may be asserted against the other party by any broker, finder, or other person, with whom the other party has or purportedly has dealt.

39.  INTEREST  ON UNPAID  RENT.  In  addition  to the Late Charge as provided in
Section 5(b), Rent not paid when due shall bear interest from the date due until paid at the rate of eighteen percent (18%) per year, or the maximum legal rate of interest, whichever is less.

40. CONSENT. Whenever the consent of either Landlord or Tenant is required under this Lease, such consent shall not be effective unless given in writing and shall not be unreasonably withheld or delayed, provided, however, that such consent may be conditioned as provided in this Lease.

41. PARKING. Tenant shall utilize general uncovered parking in common with other guests, tenants, and invitees to the Canyon Park Heights. The location of such parking stall(s) shall be determined by Landlord from time to time. Tenant shall abide by all parking rules and regulations for the Canyon Park Heights, which are subject to change by Landlord from time to time. During the initial six-year Term,


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CANYON PARK HEIGHTS OFFICE LEASE                                         Page 16

Tenant shall have the right to use six (6) unreserved stalls in the covered parking garage at a monthly rent of $_-0-_ per month per stall. From time to time after the initial six-year Term, the charge for such parking shall be increased to the then-prevailing market rate in the location of such parking.

42. FEDERAL REGULATION AND/OR PROHIBITION OF CHLOROFLUOROCARBONS. Due to an environmental threat that the earth's ozone layer has deteriorated, there is international concern for the control of Chlorofluorocarbons ("CFC's") and possible ban thereof. Future legislation could impose:

     (a) New maintenance standards and procedures on HVAC equipment in order to reduce the amount of freon existing in the system; or

     (b) Conversions of the equipment in order to accommodate the use of a substitute chemical; or

     (c) Replacement of the equipment in the event the equipment does not comply with the required performance and maintenance standards.

     (d) Notwithstanding any lease language herein to the contrary, Landlord and Tenant hereby acknowledge that any costs incurred as a result of such future legislation pertaining to CFC's being imposed shall be considered a maintenance item and included in operating expenses and common area maintenance charges.

43. DEFINITIONS. As used in this Lease, the following words and phrases, whether or not capitalized, shall have the following meanings:

     (a) "Additional Rent" means pass-throughs of Operating Costs and Taxes, as defined in this Lease, and other monetary sums to be paid by Tenant to Landlord under the provisions of this Lease.

     (b) "Alteration" means any addition or change to, or modification of, the Premises made by Tenant, including without limitation, fixtures, but excluding trade fixtures as defined in this Section.

     (c) "Authorized representatives" means any officer, agent, employee, independent contractor or invitee of either party.

     (d) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

     (e) "Common Areas" means all areas outside the Premises and within the Building or on the Land that are provided and designated by Landlord from time to time for the general, non-exclusive use of Landlord, Tenant and other tenants of the Building and their authorized representatives, including without limitation, common entrances, lobbies, corridors, stairways and stairwells, elevators, escalators, public restrooms and other public portions of the Building.

     (f) "Condemnation" means the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

     (g) "Condemnor" means any public or quasi-public authority or entity having the power of condemnation.

     (h) "Damage" means any injury, deterioration, or loss to a person, property, the Premises or the Building caused by another person's acts or omissions or by Acts of God. Damage includes death.

     (i) "Damages" means a monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to his person, property or rights through another's acts or omissions.

     (j) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

     (k) "Encumbrance" means any mortgage, deed of trust or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     (l) "Expiration" means the coming to an end of the time specified in the Lease as its duration, including any extension of the Term.

     (m) "Force majeure" means strikes, lockouts, labor disputes, shortages of labor or materials, fire or other casualty, Acts of God or any other cause beyond the reasonable control of a party.

     (n) "Good condition" means the good physical condition of the Premises and each portion of the Premises, including without limitation, all of the Tenant Improvements, Tenant's alterations, Tenant's trade fixtures, Tenant's Personal Property, all as defined in this Section, signs, walls, interior partitions, windows, window coverings, glass, doors, carpeting and resilient flooring, ceiling tiles, plumbing fixtures and lighting fixtures, all of which shall be in conformity with building standard finishes, ordinary wear and tear, damage by fire or other casualty and taking by condemnation excepted.


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
     (o) "Hazardous substances" means any industrial waste, toxic waste, chemical contaminant or other substance considered hazardous, toxic or lethal to persons or property or designated as hazardous, toxic or lethal to persons or property under any laws, including without limitation, asbestos material or materials containing asbestos.

     (p) "Hold harmless" means to defend and indemnify from all liability, losses, penalties, damages as defined in this Section, costs, expenses (including without limitation, attorneys' fees), causes of action, claims or judgments arising out of or related to any damage, as defined in this Section, to any person or property.

     (q) "Law" means any constitution, statute, ordinance, regulation, rule, resolution, judicial decision, administrative order or other requirement of any federal, state, county, municipal or other governmental agency or authority having jurisdiction over the parties or the Property, or both, in effect either at the time of execution of this Lease or at any time during the Term, including without limitation, any regulation or order of a quasi-official entity or body (e.g., board of fire examiners or public utilities) and any legally effective conditions, covenants or restrictions affecting the Property.

     (r) "Lender" means the mortgagee, beneficiary, secured party or other holder of an encumbrance, as defined in this Section.

     (s) "Lien" means a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act.

     (t) "Maintenance" means repairs, replacement, repainting and cleaning.

     (u) "Mortgage" means any deed of trust, mortgage or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     (v) "Mortgagee" means the beneficiary under a deed of trust or mortgagee under a mortgage.

     (w) "Mortgagor" means the grantor or trustor under a deed of trust or mortgagor under a mortgage.

     (x) "Operating Costs" means all reasonable costs of any kind incurred by Landlord in operating, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air-conditioning, maintaining and insuring the Property.
Operating Costs shall include, without limitation, the following costs: (i) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents directly engaged in the operation, repair, or maintenance of the Property; (ii) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its authorized representatives, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (iii) uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (iv) premiums and other charges incurred by Landlord with respect to fire, earthquake, other casualty, all risk, rent loss and liability insurance, any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord and the costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (v) water charges and sewer rents or fees; (vi) license, permit and inspection fees; (vii) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Property and Building systems and equipment; (viii) telephone, facsimile, messenger, express delivery service, postage, stationery supplies and other expenses incurred in connection with the operation, management, maintenance, or repair of the Property; (ix) property management fees and expenses; (x) repairs to and physical maintenance of the Property, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent provided in (xvi) and (xvii) below); (xi) janitorial, window cleaning, security, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, HVAC, mechanical and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the Property; (xii) supplies, tools, materials, and equipment used in connection with the operation, maintenance or repair of the Property; (xiii) accounting, legal and other professional fees and expenses; (xiv) painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Property; (xv) all costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, power and other energy related utilities required in connection with the operation, maintenance and repair of the Property; (xvi) the cost of any improvements which Landlord elects to capitalize made by Landlord to the Property during the Term in compliance with the requirements of any laws or regulation or insurance requirement with which the Property was not required to comply at the Commencement Date, as reasonably amortized by Landlord, with interest on the unamortized balance at the rate of twelve percent (12%) per year, or the maximum legal rate of interest, whichever is less; (xvii) the cost of any improvements which Landlord elects to capitalize made by Landlord to the Property during the term of this Lease for the protection of the health and safety of the occupants of the Property or that are intended to reduce other Operating Costs, as reasonably amortized by Landlord, with interest on the unamortized balance at the rate of twelve percent (12%) per year, or the maximum legal rate of interest, whichever is


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
less; (xviii) a reasonable reserve for repair or replacement of equipment used in the maintenance or operation of the Property; (xix) the cost of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property (excluding paintings, sculptures and other works of art) provided by Landlord for use in common areas of the Building or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Property), such costs to be amortized over the useful life thereof; (xx) any such expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any such additional work, labor, services or material resulting from compliance with any laws or orders applicable to the Property; (xxi) Building office rent or rental value; and (xxii) all other costs which, in accordance with generally accepted accounting principles used by Landlord, as applied to the maintenance and operation of office and/or retail buildings, are properly chargeable to the operation and maintenance of the Property.

     Operating Costs shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) capital improvements, except as otherwise provided in clauses (xvi) and (xvii) above, (iv) rental under any ground or underlying leases; (v) Real Property Taxes, (vi) attorneys' fees and expenses incurred in connection with lease negotiations with prospective tenants or incurred in connection with disputes or lawsuits with tenants; (vii) the cost of tenant improvements; (viii) advertising expenses; or (ix) real estate broker's or other leasing commissions.

     (y) "Parties" means Landlord and Tenant.

     (z) "Party" means Landlord or Tenant.

     (aa) "Person" means one or more human beings, or legal entities or other artificial persons, including without limitation, partnerships, corporations, trusts, estates, associations and any combination of human beings and legal entities.

     (bb) "Property" means the Premises, Building and Land.

     (cc) "Provision" means any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

     (dd) "Real Property Taxes" means any form of tax, assessment, general assessment, special assessment, lien, levy, bond obligation, license fee, license tax, tax or excise on rent, or any other levy, charge or expense, together with any statutory interest thereon, (individually and collectively, the "Impositions"), now or hereafter imposed or required by any authority having the direct or indirect power to tax, including any federal, state, county or city government or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, (individually and collectively, the "Governmental Agencies") on any interest of Landlord or Tenant or both (including any legal or equitable interest of Landlord or its mortgagee, if any) in the Premises or the Property, including without limitation:

          (i) any Impositions upon, allocable to or measured by the area of the Premises or the Property, or the rental payable hereunder, including without limitation, any gross income tax or excise tax levied by any Governmental Agencies with respect to the receipt of such rental; or

          (ii) any Impositions upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair or use or occupancy by Tenant of the Premises or any portion thereof; or

          (iii) any Impositions upon or with respect to the building equipment and personal property used in connection with the operation and maintenance of the Property or upon or with respect to the furniture, fixtures and decorations in the common areas of the Property.

          (iv) any Impositions upon this Lease or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

          (v) any Impositions by Governmental Agencies (whether or not such Impositions constitute tax receipts) in substitution, partially or totally, of any impositions now or previously included within the definition of real property taxes, including those calculated to increase tax increments to Governmental Agencies and to pay for such services as fire protection, water drainage, street, sidewalk and road maintenance, refuse removal or other governmental services formerly provided without charge to property owners or occupants; or

          (vi) any and all costs, including without limitation, the fees of attorneys, tax consultants and experts, incurred by Landlord should Landlord elect to negotiate or contest the amount of such real property taxes in formal or informal proceedings before the Governmental Agency imposing such real property taxes; provided, however, that real property taxes shall in no event include Landlord's general income, inheritance, estate, gift or franchise taxes, or excise taxes due on the sale of the Property or any portion thereof.

     (ee) "Rent" means Minimum Monthly Rent, as adjusted from time to time under this Lease, Additional Rent, Prepaid Rent, Security Deposit, all as defined in this Section, payments of Tenant's Share of Real Property Taxes and Operating Costs, insurance, utilities and other charges payable by Tenant to Landlord.


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CANYON PARK HEIGHTS OFFICE LEASE                                         Page 19

     (ff) "Rentable square feet of space" as to the Premises or the Building, as the case may be, means the number of usable square feet of space times the applicable R/U Ratio(s) as defined in this Section.

     (gg) "Restoration" means the reconstruction, rebuilding, rehabilitation and repairs that are necessary to return damaged portions of the Premises and the Building to substantially the same physical condition as they were in immediately before the damage.

     (hh) "R/U Ratio" means the rentable area of a floor of the Building divided by the usable area of such floor, both of which shall be computed in accordance with American National Standard Z65.1-1996 Method of Measuring Floor Space in Office Buildings as published by the Building Owners and Managers Association, as amended from time to time.

     (ii) "Substantially complete" or "substantially completed" or "substantial completion" means the completion of Landlord's construction obligation, subject to completion or correction of "punch list" items, that is, minor items of incomplete or defective work or materials or mechanical maladjustments that are of such a nature that they do not materially interfere with or impair Tenant's use of the Premises for the Permitted Use.

     (jj) "Successor" means assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

     (kk) "Tenant Improvements" means (i) the improvements and alterations set forth in Exhibit C, (ii) window coverings, lighting fixtures, plumbing fixtures, cabinetry and other fixtures installed by either Landlord or Tenant at any time during the Term, and (iii) any improvements and alterations of the Premises made for Tenant by Landlord at any time during the Term.

     (ll) "Tenant's personal property" means Tenant's equipment, furniture, and movable property placed in the Premises by Tenant.

     (mm) "Tenant's trade fixtures" means any property attached to the Premises by Tenant.

     (nn) "Termination" means the ending of the Term for any reason before expiration, as defined in this Section.

     (oo) "Work" means the construction of any improvements or alterations or the performance of any repairs done by Tenant or caused to be done by Tenant on the Premises as permitted by this Lease.

44. MISCELLANEOUS PROVISIONS.

     (a) Entire Agreement. This Lease sets forth the entire agreement of the parties as to the subject matter hereof and supersedes all prior discussions and understandings between them. This Lease may not be amended or rescinded in any manner except by an instrument in writing signed by a duly authorized officer or representative of each party hereto.

     (b) Governing Law. This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington.

     (c) Severability. Should any of the provisions of this Lease be found to be invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be stricken and the remainder of this Lease shall nonetheless remain in full force and effect unless striking such provision shall materially alter the intention of the parties.

     (d) Jurisdiction. In the event any action is brought to enforce any of the provisions of this Lease, the parties agree to be subject to exclusive in personam jurisdiction in the Superior Court, King County, for the State of Washington or in the United States District Court for the Western District of Washington and agree that in any such action venue shall lie exclusively at Seattle, Washington.

     (e)  Waiver.  No waiver of any right  under this Lease  shall be  effective unless contained in a writing signed by a duly authorized officer or representative of the party sought to be charged with the waiver and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Lease.

     (f) Captions. Section captions contained in this Lease are included for convenience only and form no part of the agreement between the parties.

     (g) Notices. All notices or requests required or permitted under this Lease shall be in writing. If given by Landlord such notices or requests may be [personally delivered] (PRECEDING BRACKETED LANGUAGE STRUCK OUT IN ORIGINAL.) or sent by certified mail, return receipt requested, postage prepaid, or by overnight mail. If given by Tenant such notices or requests shall be sent by certified mail, return receipt requested, postage prepaid, or by overnight mail. Such notices or requests shall be deemed given when so delivered or mailed, irrespective of whether such notice or request is actually received by the addressee. All notices or requests to Landlord shall be sent to Landlord at Landlord's Address for Notice and all notices or requests to Tenant shall be sent to Tenant at


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CANYON PARK HEIGHTS OFFICE LEASE                                         Page 20

Tenant's Address for Notice. Either party may change the address to which notices shall be sent by notice to the other party.

     (h) Binding Effect. Subject to the provisions of Section 25 captioned "Assignment and Subletting", this Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No permitted assignment of this Lease or Tenant's rights hereunder shall be effective against Landlord unless and until an executed counterpart of the instrument of assignment shall have been delivered to Landlord and Landlord shall have been furnished with the name and address of the assignee. The term "Tenant" shall be deemed to include the assignee under any such permitted assignment.

     (i) Effectiveness. This Lease shall not be binding or effective until properly executed and delivered by Landlord and Tenant.

     (j) Gender and Number. As used in this Lease, the masculine shall include the feminine and neuter, the feminine shall include the masculine and neuter, the neuter shall include the masculine and feminine, the singular shall include the plural and the plural shall include the singular, as the context may require.

     (k) Time of the Essence. Time is of the essence in the performance of all covenants and conditions in this Lease for which time is a factor.

     (l) Usury. No interest charged, or chargeable by Landlord under this Lease and/or any late charge, fee or other sum charged or withheld by Landlord and which is deemed to be interest shall exceed the maximum amount of interest permitted by any applicable law. If any such interest, fee or charge would exceed such maximum, then such interest, fee or charge shall be automatically reduced to the maximum amount allowed by law and any sums already collected in excess of such maximum amount shall be refunded by Landlord in cash or by granting Tenant a credit in the applicable amount which credit shall be applied against the next Monthly Minimum Rent coming due.

     (m) Interpretation. The parties hereto specifically acknowledge and agree that the terms of this Lease have been mutually negotiated and the parties hereby specifically waive the rule or principle of contract construction which provides that any ambiguity in any term or provision of a contract will be interpreted or resolved against the party which drafted such term or provision.



Dated the date first above written.

LANDLORD:                                      TENANT:
- --------                                       ------
PRINCIPAL DEVELOPMENT INVESTORS, L.L.C.,       INFOWAVE USA, INC.
A Delaware limited liability company           A Washington corporation
BY ITS MEMBER:
    PRINCIPAL LIFE INSURANCE COMPANY,         By:
                                                   -----------------------------
    An Iowa corporation                            Bijan Sanii
                                              Its: Chief Operating Officer

By:
     ---------------------------

By:
     ---------------------------



THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOU AND YOUR ATTORNEY. R. J. HALLISSEY CO., INC. AND KIDDER, MATHEWS & SEGNER ARE NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE. NEITHER LANDLORD NOR R. J. HALLISSEY CO., INC. AND KIDDER, MATHEWS & SEGNER MAKE ANY REPRESENTATIONS OR RECOMMENDATIONS AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THE DOCUMENT TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED.



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CANYON PARK HEIGHTS OFFICE LEASE                                         Page 21

                                    CORPORATE

STATE OF                     )
         --------------------) ss.
COUNTY OF                    )
          -------------------)

     On this ------ day of --------------,  20---, before me personally appeared
- ------------------------,  to me  known  to  be  the  ----------------------  of
- ----------------------------------, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that --- authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

     Witness my hand and official seal hereto affixed the day and year first above written.

                              Signed:
                                       -----------------------------------------
                              Printed Name:
                                            ------------------------------------
                              NOTARY PUBLIC in and for the
                              State of
                                         ---------------------------------------
                              residing at
                                           -------------------------------------
                              My Commission Expires:
                                                      --------------------------





                                    CORPORATE

STATE OF                     )
         --------------------) ss.
COUNTY OF                    )
          -------------------)

     On this ---- day of -------------------, 20--, before me personally appeared ------------------------- and ---------------------- to me known to be the  --------------------  and  ---------------------------  of  PRINCIPAL  LIFE
INSURANCE COMPANY, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

         Witness my hand and official seal hereto affixed the day and year first above written.

     Witness my hand and official seal hereto affixed the day and year first above written.

                              Signed:
                                       -----------------------------------------
                              Printed Name:
                                            ------------------------------------
                              NOTARY PUBLIC in and for the
                              State of
                                         ---------------------------------------
                              residing at
                                           -------------------------------------
                              My Commission Expires:
                                                      --------------------------


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CANYON PARK HEIGHTS OFFICE LEASE

                                    EXHIBIT A
                                LEGAL DESCRIPTION


                               CANYON PARK HEIGHTS


PARCEL A:
- ---------

TRACT 44 PRIVATE ROAD TRACK OF BINDING SITE PLAN RECORDED UNDER AUDITOR'S FILE NUMBER 9612035001, SAID TRACTS BEING A PORTION OF THE WEST HALF OF THE NORTHEAST QUARTER, THE EAST HALF OF THE NORTHWEST QUARTER AND THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 29, TOWNSHIP 27 NORTH, RANGE 5 EAST, W.M., RECORDS OF SNOHOMISH COUNTY, WASHINGTON.

PARCEL B:
- --------

A NON-EXCLUSIVE EASEMENT FOR INGRESS, EGRESS AND UTILITIES AS ESTABLISHED BY DECLARATION RECORDED UNDER AUDITOR'S FILE NUMBER 9612050436:

SITUATED IN THE CITY OF BOTHELL, SNOHOMISH COUNTY, WASHINGTON



                                                                         INITIAL
                                                                         -------
                                                                         -------

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CANYON PARK HEIGHTS OFFICE LEASE                                      EXHIBIT A

                                    EXHIBIT B
                         OUTLINE DRAWING OF THE PREMISES
                         -------------------------------








                      TO BE PROVIDED DURING SPACE PLANNING








                                                                         INITIAL
                                                                         -------
                                                                         -------

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Infowave - Rev 2 - 12/7/00
CANYON PARK HEIGHTS OFFICE LEASE                                      EXHIBIT B

                                    EXHIBIT C
                              WORK LETTER AGREEMENT

THIS WORK LETTER AGREEMENT is entered into as of the 7th day of December, 2000 by and between PRINCIPAL DEVELOPMENT INVESTORS, L.L.C. ("Landlord") and INFOWAVE USA, INC., a Washington corporation ("Tenant").

                                    RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

     1. Completion Schedule. Within ten (10) days after the execution of the Lease and this Work Letter Agreement, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Premises, and the estimated Commencement Date for the Term of the Lease. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, the approved Work Schedule shall become the basis for completing the Tenant Improvements. If Tenant shall fail to approve the Work Schedule as it may be modified after discussions between Landlord and Tenant, within five (5) business days after the date the Work Schedule is first received by Tenant, Landlord may, at its option, terminate the Lease and all of its obligations thereunder, and in the event of such a lease termination Tenant shall be responsible for all costs incurred and all damages suffered hereunder and under the Lease, including but not limited to the cost of Tenant Improvements, lease commissions and design fees.

     2.   Tenant Improvement Allowance.

          (a) Reference herein to "Tenant Improvements" shall include any or all of the following work to be done in the Premises pursuant to the Tenant Improvement Plans (defined in Paragraph 3 below):

               i) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, painting, millwork and similar items;

               ii) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises, and additional panels or transformers to accommodate Tenant's requirements;

               iii) The furnishing and  installation of all duct work,  terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises;

               iv) All fire and life safety control systems, such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, installed within the Premises;

               v)   All  plumbing,   fixtures,   pipes  and  accessories  to  be
                    installed within the Premises;

               vi)  Testing and inspection costs;

               vii) Contractor's  fees,  including  but not  limited to any fees based on general conditions; and

               viii)Construction  management  by Landlord's  representative  for the supervision of the tenant improvement installation.

               In no event, however, shall the Tenant Improvements include trade fixtures, furniture or equipment of the Tenant.

          (b) Landlord hereby grants to Tenant a "Tenant Improvement Allowance" of $27.00 per rentable square feet. Landlord's maximum contribution towards the Tenant Improvements shall be limited to said Tenant Improvement Allowance. The Tenant Improvement Allowance shall only be used for:

               i) Payment of the cost of preparing the space plan and the Tenant Improvement Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant


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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT C-Page 1

                    Improvement Allowance will not be used for the payment of extraordinary design work or extraordinary or overstandard improvements not included within the scope of Landlord's Building Standards or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

               ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

               iii) Construction of the Tenant Improvements;  provided, however, that the Tenant Improvement Allowance will not be used for Non-Standard Improvements, if any, unless Landlord, in its sole discretion, agrees in writing to payment of some or all of the Non-Standard Improvements out of the Tenant Improvement Allowance.

               iv) All other costs expended by Landlord in the construction of the Tenant Improvements including a construction management fee of 4% of the cost of the Tenant Improvements and also including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to execution of this Lease by Landlord and Tenant, which construction is for the benefit of tenants and is customarily performed by Landlord prior to execution of leases for space in the Project for reasons of economics
                    (examples of such construction would include, but no be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

          (c) The costs of each item referenced in Paragraph 2(b) above shall be charged against the Tenant Improvement Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided in Paragraph 2(b) above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements.

          (d) In the event that, after the Tenant Improvement Plans have been prepared and a price therefore established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant's request for a change to the Tenant
               Improvement Plans if such changes are inconsistent with the provisions of Paragraph 3 and 4 below, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

          (e) Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease.

     3. Tenant Improvement Plans. Immediately after the execution of the Lease and this Work Letter Agreement and subject to the time frames required by the Work Schedule, Tenant agrees to meet with JPC Architects the "Landlord's Architect" and/or NBBJ the "Tenant's Architect" for the purpose of promptly finalizing a space plan for the layout of the Premises. Based upon such space plan, Landlord's Architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications for tenant improvements for the project (the "Building Standards"), as the same may be changed from time to time by Landlord.

     4. Non-Standard Tenant Improvements. Landlord shall permit Tenant to deviate from the Building Standards for the Tenant Improvements (the "Non-Standard Improvements"), provided that (a) the deviations shall not be of a lesser quality than the Building Standards; (b) the total lighting for the Premises shall not exceed 1.4 watts per Rentable Square Foot of the Premises; (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the levels normally provided to other tenants in the Project; and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of Landlord for the Project.


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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT C-Page 2

          Any Non-Standard Improvements made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within ten (10) days before or thirty (30) days after expiration of the Term, elect to require Tenant to remove any Non-Standard Improvements which may have been made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within ten (10) days after notice of its election is given, whichever is later.

     5. Final Pricing and Drawing Schedule. After the preparation of the space plan (attached as Exhibit B) and after Tenant's written approval thereof, in accordance with the Work Schedule, Landlord shall cause its architect to prepare and submit to Tenant the Tenant Improvement Plans. The Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City or County in which the Premises are located. After final approval of the Tenant Improvement Plans, no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 7 below.

     6. Construction of Tenant Improvements. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use reasonable commercial efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 2 above. Landlord shall not be liable for any damages, whether direct or consequential, as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, war, civil unrest, strike, labor troubles, unusually inclement weather, governmental delays, inability to secure governmental approvals or permits, governmental restrictions, availability of materials or labor, acts of God, or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

     7. Completion and Rental Commencement Date. The commencement of the Term of the Lease and Tenant's obligation for the payment of rent under the Lease shall commence as of the date referred to in Section 1.f. of the Lease provided, however, that if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

          (a) Tenant's failure to approve any items or perform any other obligation in accordance with and by the date specified in the Work Schedule;

          (b) Tenant's request for materials, finishes or installations other than those readily available;

          (c) Tenant's changes in the Tenant Improvement Plans after the previous approval of the Tenant Improvement Plans by Tenant; or

          (d) Tenant's request to deviate from the Building Standards for the Tenant Improvements; then the commencement of the Term of the Lease and the rent commencement date shall be accelerated by the number of days of such delay. The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises remain to be performed (items normally referred to as "Punch List" items).

     8. Certificate of Occupancy. Upon completion of the Tenant Improvements and the issuances by the City or other relevant government agency of a Certificate of Occupancy or other comparable certificate authorizing occupancy of the Premises, Tenant will promptly provide Landlord with a copy of the Certificate of Occupancy or other such certificate.

     9. Force Majeure. Landlord shall have no liability whatsoever to Tenant on account of the inability or delay of Landlord in fulfilling any of Landlord's obligations under this Work Letter by reason of strike, other labor trouble, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Work Letter specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.


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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT C-Page 3

IN WITNESS WHEREOF, this Work Letter Agreement is entered into as of the date first written above.

LANDLORD:                                      TENANT:
- --------                                       ------
PRINCIPAL DEVELOPMENT INVESTORS, L.L.C.,       INFOWAVE USA, INC.
A Delaware limited liability company           A Washington corporation
BY ITS MEMBER:
    PRINCIPAL LIFE INSURANCE COMPANY,         By:
                                                   -----------------------------
    An Iowa corporation                            Bijan Sanii
                                              Its: Chief Operating Officer

By:
     ---------------------------

By:
     ---------------------------











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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT C-Page 4

                                    EXHIBIT D
                              RULES AND REGULATIONS

GENERAL RULES AND REGULATIONS:

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the exterior or in any area visible from the exterior of the Building without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant. At the expiration or termination of Tenant's Lease, Tenant, at Tenant's sole cost and expense, shall remove all tenant-installed signage and repair and paint any and all damage resulting from installation and/or removal of said signage.

2. Tenant shall not install any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises except building-standard window coverings approved by Landlord. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, lobbies, halls, passages, exits, entrances, elevators, or stairways of the Building. The halls, passages, exits, entrances, lobbies, elevators, and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its Tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's prior written consent.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants' business only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises, unless otherwise provided in the Lease, shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any tenant's property by the janitor or any other employee or any other person.

6. Landlord shall furnish Tenant with appropriate number of keys to each door lock in the Premises and to the main entrance door of the Building. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon termination of its tenancy, shall deliver to Landlord all keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall reimburse Landlord for the cost of any new lock(s) required due to such loss.

7. Tenant shall not install computer cabling, telephone, burglar alarm or similar services without Landlord's approval for installation of same. Upon termination of Tenant's tenancy, at Landlord's option, Tenant shall remove any equipment and/or services from the Premises and shall restore the Premises to its condition prior to such installation.

8. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the passenger elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight of such objects. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's sole cost and expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

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
10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Tenant bring into or keep in or about the Premises any animals, including dogs (except seeing-eye dogs).

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning, and Tenant agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning system and to comply with any governmental energy-saving rules, laws or regulations, of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor and exterior doors closed and shall close window coverings at the end of each business day.

13. The name of the Building is Canyon Park Heights. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person, unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, electricity, copiers and other office equipment, including coffee pots, etc., before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant, or employees or invitees of the tenant, who shall have caused it.

17. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

18. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building except as permitted in the Lease. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Landlord reserves the right to direct electricians as to where and how telephone, computer or other wiring or cabling are to be introduced to the Premises. Tenant shall not cut nor bore holes for wiring or cabling without Landlord's prior written consent, said consent shall not be unreasonably withheld. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the Rules and Regulations of the Building.

22. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. All garbage over and above normal (i.e., major-delivery wrappings, etc.) shall be at Tenant's sole cost and expense. Tenant agrees to cooperate with Landlord in recycling programs as may be established from time to time by Landlord.

23. The Premises shall not be used for lodging nor for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters Laboratory approved

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
     equipment for brewing coffee, tea, hot chocolate and similar beverages, and microwave ovens shall be permitted; provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations and does not cause objectionable odor.

24. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

25. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

26. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

27. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office of the Building without specific instructions from Landlord.

28. Tenant and Tenant's employees shall not park vehicles in any parking areas designated by Landlord as reserved parking areas or as visitor parking areas. Tenant shall not park any vehicles in the Building parking areas other than automobiles, motorcycles, motor-driven or nonmotor-driven bicycles or four-wheeled trucks.

29. Tenant and Tenant's delivery personnel shall utilize loading zones and delivery entrances for all deliveries. Any damage to the Building or Premises resulting from Tenant's deliveries shall be repaired at the sole cost and expense of the Tenant.

30. Tenant and Tenant's delivery personnel shall not use in any space or in the common areas of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring vehicles of any other kind into the Building.

31. All moving of furniture or other equipment shall be done so as to have minimal impact on other tenants' and visitors' use of elevators, common areas, and parking facilities.

32.  The Building is a nonsmoking building.

33. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

34. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

35. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional reasonable Rules and Regulations which are adopted.

36. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.


PARKING RULES AND REGULATIONS: The following rules and regulations shall govern use of the parking facilities which are appurtenant to the Building.

1.   Every  parker  is  required  to  park  and  lock  his  own   vehicle.   All
     responsibility for damage to vehicles is assumed by the parker.

2. Tenant shall not park or permit the parking of any vehicle under its company in any parking areas designated by Landlord as areas for parking by visitors to the Building.

3. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

4. Vehicles must be parked entirely within painted stall lines of a single parking stall.

5.   All directional signs and arrows must be observed.

6.       The speed limit within all parking areas shall be 5 miles per hour.

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
7.   Parking is prohibited:

     (a)  in areas not striped for parking;
     (b)  in aisles;
     (c)  where "no parking" signs are posted;
     (d)  on ramps;
     (e)  in cross-hatched areas; and
     (f)  in such other areas as may be designated by Landlord.

8. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

9. Landlord reserves the right to establish and charge parking fees and to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking facilities as it deems necessary for the operating of the parking facilities. Landlord may refuse to permit any person who violates these rules to park in the parking facilities, and any violation of the rules shall subject the car to removal.













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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT D-Page 4

                                    EXHIBIT E

                      LEASE SUBORDINATION, NON-DISTURBANCE
                     OF POSSESSION AND ATTORNMENT AGREEMENT

This agreement ("Lease Subordination, Non-Disturbance of Possession and Attornment Agreement" or "Agreement") is made as of the ____ day of _____________, 2000, among FLEET NATIONAL BANK, a National Banking Association having a place of business at 777 Main Street, 23rd Floor, Hartford, Connecticut 06115 ("Lender"), PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., a Delaware limited liability company, with its principal office at c/o Principal Life Insurance Company, 711 High Street, Des Moines, Iowa 50392-0301 ("Landlord" or "Borrower"), and _________________________________, a ______________________,
having   a   place   of   business    at    ___________________________________,
________________________, __________, ______________ ("Tenant").

                             Introductory Provisions
                             -----------------------

     A. The Lender is relying on this Agreement as an inducement in making and maintaining a loan (the "Loan") secured by, among other things, a Deed of Trust/Mortgage dated as of _____________, 2000 (the "Mortgage") given by Borrower in favor of Lender covering property known as ___________________, ______________________, ____________, __________, ("Property"). Lender is also the "Assignee" under an Assignment of Leases and Rents ("Assignment") dated as of ____________, 2000 from Borrower with respect to the Property.

     B.  Tenant  is  the  tenant  under  that  certain  lease   ("Lease")  dated
________________, made with Landlord, covering certain premises ("Premises") at the Property as more particularly described in the Lease.

     C. Lender requires, as a condition to the making and maintaining of the Loan, that the Mortgage be and remain superior to the Lease and that its rights under the Assignment be recognized.

     D. Tenant requires as a condition to the Lease being subordinate to the Mortgage that its rights under the Lease be recognized.

     E. Lender, Landlord, and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lender shall rely hereon in making and maintaining the Loan, Lender, Landlord, and Tenant agree as follows:

     l. Subordination. The Lease and the rights of Tenant thereunder are subordinate and inferior to the Mortgage and any amendment, renewal, substitution, extension or replacement thereof and each advance made thereunder as though the Mortgage, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease.

     2. Non-Disturbance. So long as Tenant is not in default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed, (i)
Tenant's occupancy of the Premises shall not be disturbed by Lender in the exercise of any of its rights under the Mortgage during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, and (ii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

     3. Attornment and Certificates. In the event Lender succeeds to the interest of Borrower as Landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Mortgage, Tenant shall attorn to Lender, or a purchaser upon any such foreclosure sale, and shall recognize Lender, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser, (a) any instrument or certificate which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and
(b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect), (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, and (vi) the dates on which payments of additional rent, if any, are due under the Lease.

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
     4. Limitations. If Lender exercises any of its rights under the Assignment or the Mortgage, or if Lender shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property, or the Premises, upon or after any foreclosure of the Mortgage, or any deed in lieu thereof, Lender or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant's part to be paid, performed or observed that the Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of the present Landlord. From and after any such attornment, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after such attornment to Lender, or to such purchaser, have the same remedies against Lender, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Lender or such purchaser had not succeeded to the interest of Landlord. Provided, however, that Lender or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Lender of its rights under the Mortgage, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Lender, or such purchaser, in the Property, and Lender and such purchaser shall not be (a) liable for any act or omission of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including the Landlord); or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord (including the Landlord); or (e) bound by any amendment or modification of the Lease, or any consent to any assignment or sublet, made without Lender's prior written consent; or (f) bound by or responsible for any security deposit not actually received by Lender; or (g) liable for or incur any obligation with respect to any breach of warranties or representations of any nature under the Lease or otherwise including without limitation any warranties or representations respecting use, compliance with zoning, landlord's title, landlord's authority, habitability and/or fitness for any purpose, or possession; or (h) liable for consequential damages.

     5. Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Lender or a subsequent purchaser.

     6. Notice and Right to Cure. Tenant agrees to provide Lender with a copy of each notice of default given to Landlord under the Lease, at the same time as such notice of default is given to the Landlord, and that in the event of any default by the Landlord under the Lease, Tenant will take no action to terminate the Lease (a) if the default is not curable by Lender (so long as the default does not interfere with Tenant's use and occupation of the Premises), or (b) if the default is curable by Lender, unless the default remains uncured for a period of thirty (30) days after written notice thereof shall have been given, postage prepaid, to Landlord at Landlord's address, and to Lender at the address provided in Section 7 below; provided, however, that if any such default is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Mortgage), if Lender gives Tenant written notice within such thirty (30) day period of Lender's election to undertake the cure of the default and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued. Lender shall have no obligation to cure any default under the Lease.

     7. Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or
(ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

To Lender:        Principal Development Investors, L.L.C.
                  Principal Life Insurance Company
                  Attn: _______________________
                  711 High Street
                  Des Moines, IA  50392-0301

To Tenant:        _______________________________
                  _______________________________
                  _______________________________


or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

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
     8. No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

     9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

     10. Payment of Rent To Lender. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Lender as part of the security for the Obligations secured by the Mortgage. In the event Lender notifies Tenant of a default under the Loan and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to Lender, or Lender's designated agent, until otherwise notified in writing by Lender. Borrower unconditionally authorizes and directs Tenant to make rental payments directly to Lender following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or the Assignment, and that Borrower shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Lender following receipt of such notice.

     11. No Amendment or Cancellation of Lease. So long as the Mortgage remains undischarged of record, Tenant shall not amend, modify, cancel or terminate the Lease, or consent to an amendment, modification, cancellation or termination of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance.

     12. Options. With respect to any options for additional space provided to Tenant under the Lease, Lender agrees to recognize the same if Tenant is entitled thereto under the Lease after the date on which Lender succeeds as Landlord under the Lease by virtue of foreclosure or deed in lieu of foreclosure or Lender takes possession of the Premises; provided, however, Lender shall not be responsible for any acts of any prior landlord under the lease, or the act of any tenant, subtenant or other party which prevents Lender from complying with the provisions hereof and Tenant shall have no right to cancel the Lease or to make any claims against Lender on account thereof.

     13. Captions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

     14. Counterparts. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

     16. Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Lender and Borrower and their respective successors and assigns; provided, however, reference to successors and assigns of Tenant shall not constitute a consent by Landlord or Borrower to an assignment or sublet by Tenant, but has reference only to those instances in which such consent is not required pursuant to the Lease or for which such consent has been given.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WITNESSES:                               LENDER:

FLEET NATIONAL BANK,
                                         a National Banking Association

- --------------------------               By: -----------------------------------
                                             Name: -----------------------------
                                             Title: ----------------------------
- --------------------------               Date executed by Lender: --------------

                                         TENANT:

                                         --------------------------------------
                                         a ------------------------------------

- --------------------------               By: -----------------------------------
                                             Name: -----------------------------
                                             Title: ----------------------------
- --------------------------               Date executed by Lender: --------------

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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT E-Page 3

STATE OF --------------

COUNTY OF -------------

     On the ---- day of -------, 2000, personally appeared  ----------------,  a
- ---------------  of  -------------------,  signer  and  sealer of the  foregoing instrument and he acknowledged the same to be his free act and deed in said capacity and the free act and deed of said bank, before me.


                                           --------------------------------
                                           Notary Public
                                           My Commission Expires: -----------


STATE OF --------------

COUNTY OF -------------

     On the ---- day of -------, 2000, personally appeared  ----------------,  a
- ---------------  of  -------------------,  signer  and  sealer of the  foregoing instrument and he acknowledged the same to be his free act and deed in said capacity and the free act and deed of said bank, before me.


                                           --------------------------------
                                           Notary Public
                                           My Commission Expires: -----------







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CANYON PARK HEIGHTS OFFICE LEASE                               EXHIBIT E-Page 4

PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., a Delaware limited liability, Landlord under the Lease, and Borrower under the Mortgage and the other Loan Documents, agrees for itself and its successors and assigns that:

     1. The above agreement does not (a) constitute a waiver by Lender of any of its rights under the Mortgage or any of the other Loan Documents; or (b) in any way release Borrower from its obligations to comply with the terms, provisions, conditions, covenants and agreements and clauses of the Mortgage and other Loan Documents;

     2. The provisions of the Mortgage remain in full force and effect and must be complied with by Borrower;

     3. Tenant shall have the right to rely on any notice or request from Lender which directs Tenant to pay rent to Lender without any obligation to inquire as to whether or not a default exists and notwithstanding any notice from or claim of Borrower to the contrary. Borrower shall have no right or claim against Tenant for rent paid to Lender after Lender so notifies Tenant to make payment of rent to Lender; and

     4. The Borrower shall be bound by all of the terms, conditions and provisions of the foregoing Agreement in all respects.

     Executed  and  delivered  as a sealed  instrument  as of the  -----  day of
- ------------------, 2000.

WITNESS:                                BORROWER:

                                        PRINCIPAL DEVELOPMENT
                                        INVESTORS, L.L.C.,
                                        a Delaware limited liability company

                                        By:      PRINCIPAL LIFE INSURANCE
                                                 COMPANY, its sole member


- ------------------------                By:  -----------------------------------
                                             Name: -----------------------------
                                             Title: ----------------------------
                                             Date executed by Borrower: --------


- ------------------------                By:  -----------------------------------
                                             Name: -----------------------------
                                             Title: ----------------------------
                                             Date executed by Borrower: --------


STATE OF IOWA

COUNTY OF POLK

     In the City of Des  Moines on the ------  day of  ------------------,  2000
personally  appeared   -------------------  and   -------------------,   as  the
- ---------------  and  ---------------  of  -----------------------,  signer  and sealer of the foregoing  instrument and she acknowledged the same to be her free
act  and   deed  in  said   capacity   and  the   free  act  and  deed  of  said
- --------------------, before me.


                                         ---------------------------------------
                                         Notary Public
                                         My Commission Expires:




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

                                    EXHIBIT F

                                 TENANT ESTOPPEL

TO: Fleet National Bank ("Lender")
    777 Main Street, 23rd Floor
    Hartford, CT  06115

     - "Lease" dated ________________, between Principal Development Investors, L.L.C., a Delaware limited liability company as "Landlord" and _________________ as "Tenant" with respect to "Premises" described in the Lease as _____________________________, and which are a part of the
     "Property" located at ----------------------------.

     - "Loan" by Fleet as "Lender" to Principal Development Investors, L.L.C. as "Borrower" pursuant to a "Loan Agreement" dated as of _______________, 2000 which is secured by a Mortgage and Security Agreement ("Mortgage") and a related Collateral Assignment of Leases and Rents ("Assignment") with respect to the Property.

Ladies and Gentlemen:

     This estoppel certificate and agreement ("Agreement") is furnished by Tenant to Lender pursuant to the requirements of the Loan Agreement. Tenant understands that Lender is relying upon Tenant's statements and agreements in connection with making and maintaining the Loan.

     The Tenant hereby represents and certifies to, and agrees with, Lender as set forth below.

     1. The Lease has not been assigned, amended or modified in any way, nor have the premises been sublet in whole or in part, except for the following [if no exceptions are stated, there are NONE]: _________________.

     2. A true and complete copy of the Lease, including, if any, all amendments and modifications, is attached hereto as Exhibit A. There are no side letters or other arrangements relating to the Premises or the Property.

     3. The Lease is presently in full force and effect according to its terms and is the valid and binding obligation of Tenant.

     4. Neither Tenant nor Landlord is in default under the Lease nor does any state of facts exist which with the passage of time or the giving of notice, or both, could constitute a default under the Lease.

     5. All conditions under the Lease to be satisfied by Landlord as of the date hereof (including, without limitation, all work, if any, to be performed by Landlord in the Premises or the Property) have been satisfied, and all contributions, if any, required to be paid by Landlord under the Lease to date for improvements to the Premises have been paid, except as hereafter stated [if no exceptions are stated, there are NONE]: _________.

     6. Tenant is in possession of the Premises and is fully obligated to pay and is paying the rent and other charges due under the Lease and is fully obligated to perform and is performing all of the other obligations of Tenant under the Lease, except as hereafter stated [if no exceptions are stated, there are NONE]: __________.

     7.  The   termination   date  of  the   current   term  of  the   Lease  is
___________________.

     8. The Lease does not provide for any payments (including, without limitation, rent credits) by Landlord to Tenant which are presently due and payable, or which are due and payable in the future, except as hereafter stated [if no such payments or credits are stated, there are NONE]:
_________________________________.

     9. On this date, to the best of Tenant's knowledge, there are no existing defenses or off-sets which Tenant has against the enforcement of the Lease by Landlord, except as hereafter stated [if no exceptions are stated, there are NONE]: ___________________________________.

     10. The base rent being paid under the lease is $____________ per month ($______________ per annum). Except as hereafter stated, no rent has been paid more than one (1) month in advance of the due date and no security has been deposited with the Landlord [if no advance rents or security deposits are stated, there are NONE]: --------------------------.

     11. Tenant shall not make any prepayment of rent under the Lease more than one (1) month in advance of the due date thereunder.

     12. Except as hereafter stated, the Tenant has no options to extend the Lease, to lease additional space at the Property, or to purchase the Property, and the Tenant has no right of refusal with respect to leasing additional space or with respect to purchasing the Property [if no such options or rights of refusal are stated, there are NONE]: ___________________________.

     13. There are no actions, whether voluntary or otherwise, pending or threatened against the Tenant, or any guarantor of the Tenant's obligations under the Lease, pursuant to the bankruptcy or insolvency laws of the United States or any similar state laws.


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
     14. The Tenant shall promptly forward to Lender as holder of the Mortgage, at Lender's address designated above or such address as Lender may from time to time designate to Tenant in writing ("Lender's Address"), copies of all notices (other than routine correspondence) given by the Tenant to the Landlord pursuant to the Lease, Tenant agrees that no notice from Tenant to Landlord under the Lease shall be effective unless and until a copy of the same is given to Lender at Lender's Address. Tenant further agrees that the curing of any Landlord default by Lender, or its successors, within a reasonable time after such notice (including a reasonable period of time to obtain possession and title to of the Property, if Lender elects to do so) shall be treated as performance by the Landlord.

     15. So long as the Mortgage and Assignment remain undischarged of record, the Tenant shall not amend, modify, cancel or terminate the Lease, or consent to an amendment, modification, cancellation or termination of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance. No subsequent assignment, encumbrance or sublet shall be made by Tenant in the future, without Lender's prior written consent in each instance.

     16. Tenant consents to, and acknowledges receipt of notice, of the Assignment and agrees that upon notice from Lender of a default under the Loan, Tenant shall make all subsequent payments of rent and other charges payable under the Lease directly to Lender, it being understood and agreed that the payment of such rent and other charges to Lender under the Assignment shall not be deemed to place control of the Property on Lender, nor to render Lender liable for the obligations of the Landlord under the Lease unless and until Lender obtains actual possession of or title to the Property.

     17. If Lender shall succeed to the interest of Landlord under the Lease, or if Lender shall otherwise become liable for Landlord obligations under the Lease as a result of Lender's possession of the Property, the following limitations shall apply: (i) Lender shall only be liable for obligations arising during the period of its ownership or possession of the Property; and (ii) Lender shall not be (a) liable for any act or omission of any prior landlord, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or
(c) bound by any rent, additional rent, or other payment, which Tenant might have paid for more than the current rental period to any prior landlord, or (d) bound by any amendment or modification of the Lease, or any consent to any assignment or sublet, made without Lender's prior written consent, or (e) bound by or responsible for any security deposit not actually received by Lender, or
(f) personally liable for, or incur any obligation with respect to, any breach of warranty, representation or covenant under the Lease (it being agreed that Tenant's sole remedy for any such breach shall be to proceed against Lender's interest in the Property, or to exercise any rights of set-off or termination provided for in the Lease).

     18. This Agreement shall inure to the benefit of Lender, its successors and assigns (including, without limitation, a purchaser at or after foreclosure), and shall be binding upon Tenant and Tenant's successors and permitted assigns.

     19. Tenant acknowledges that the Lease is subordinate to the Mortgage but agrees that Mortgagee, at its option, may by written notice given to Tenant at or prior to the completion of a foreclosure sale, or the acceptance of a deed in lieu of foreclosure, elect to keep the Lease in full force and effect and require Tenant to attorney to the purchaser.

     DATED:  as of ____________________, 2000.

                                     TENANT:

                                     -------------------------------------


                                     By: --------------------------------------
                                         Name: --------------------------------
                                         Its: ---------------------------------
                                         Hereunto Duly Authorized

                                     Date executed by Tenant: -----------------

ATTEST:

- -----------------------------
Secretary/Clerk


The Undersigned, the Borrower designated above:

     (i)  hereby   ratifies  and  confirms   all  of  the   certifications   and
representations or Tenant set forth in the foregoing Agreement;

     (ii) agrees that Tenant shall have the right to rely on any notice or request from Lender which directs Tenant to pay rent to Lender without any obligation to inquire as to whether or not a default exists and notwithstanding any notice from or claim of Borrower to the contrary. Borrower shall have no right or claim against Tenant for rent paid to Lender after Lender so notifies Tenant to make payment of rent to Lender; and

                                                                         INITIAL
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
     (iii) consents to, and agrees to be bound by, all of the terms and conditions set forth in the Agreement.

     Executed and delivered as of the _______ day of ___________________, 2000.

BORROWER:
                                  By: PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., a Delaware limited liability company

                                  By:  PRINCIPAL LIFE INSURANCE COMPANY,
                                       its sole member



                                  Name: ----------------------------------
                                       Title: ----------------------------


                                  Name: ----------------------------------
                                       Title: ----------------------------




                                                                         INITIAL
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
                                      RIDER

                 TO LEASE DATED DECEMBER 7, 2000, BY AND BETWEEN
             PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., LANDLORD, AND
                           INFOWAVE USA, INC., TENANT



1.   LETTER OF CREDIT/SECURITY DEPOSIT

     a) Tenant shall deliver to Landlord as Security Deposit an unconditional and irrevocable letter of credit in the amount of $475,000.00 (the "Required Amount," which term includes the reductions in the Required Amount as set forth below) as consideration for Landlord's entering into this Lease, naming Landlord as beneficiary, issued by any of the five largest domestic national banking associations or another bank approved by Landlord (the "Issuing Bank," which term shall include any substitute or replacement banks acceptable to Landlord which issue a substitute or replacement Letter of Credit), permitting partial draws thereon, transferable, and otherwise in form and substance as attached hereto and made a part hereof as "Attachment No. 1" (the "Letter of Credit," which term shall include any replacement or substitute Letter of Credit approved by Landlord). The Letter of Credit shall be irrevocable for a period of one year and shall by its terms be automatically renewable for successive one year periods unless both Landlord and Tenant instruct the Issuing Bank otherwise. In any event of a proposed termination or non-renewal of the Letter of Credit, the Issuing Bank shall notify Landlord and Tenant by certified mail, return receipt requested at least sixty (60) days prior to termination or the date of non-renewal. Not later than thirty (30) days prior to the date or termination or non-renewal, the Tenant shall replace the Letter of Credit with a replacement Letter of Credit in the form and substance as set forth in Attachment No. 1(which replacement Letter of Credit shall be issued by a replacement Issuing Bank meeting the conditions above with respect to the initial Issuing Bank). The Letter of Credit shall remain in effect for ninety (90) days after the scheduled expiration date of the Term or any renewal Term of the Lease. If for any reason, the Letter of Credit fails to be in effect for such term, then Tenant shall be in material default of this Lease and Landlord shall have all rights and remedies at law or pursuant to this Lease, including, but not limited to, the right to draw the full or any partial amount of the Letter of Credit and retain the amounts so drawn as additional security for Tenant's performance of the covenants of this Lease. All costs for the issuance (or reissuance as required by Landlord in the event of Landlord's sale of the Property) of said letter of credit shall be paid by Tenant.

     b) Landlord may draw upon the Letter of Credit in whole or in part and use, apply or retain the proceeds thereof for the payment of Rent, Additional Rent or other charges due hereunder which Tenant has failed to pay or for the payment of any other sum to which Landlord may become entitled by reason of Tenant's default, and/or to compensate Landlord for any loss or damage which Landlord may suffer thereby. The Letter of Credit shall be drawable by delivery to the Issuing Bank of a statement as described in the Letter of Credit attached hereto as "Attachment No. 1". The Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy of such statement and regardless of whether the Tenant disputes the content of such statement. Within ten (10) days of any such draw, Tenant shall restore the Letter of Credit to the Required Amount and any failure to restore the Letter of Credit to the Required Amount shall constitute a material default of Tenant under this Lease.

     c) In the event of a sale of the Real Property, Landlord shall have the right to transfer the Letter of Credit to the transferee of the Real Property and thereafter, Landlord shall be released from all liability for the return of the letter of credit. Tenant agrees to look solely to that transferee for the return of the letter of credit. The form of the request for such transfer (the "Request for Transfer") shall be as attached hereto and made a part hereof as "Exhibit A" to the Letter of Credit.

     d) The Required Amount of the Letter of Credit shall be reduced to $250,000.00 (but not less than the amount of any draw of the Letter of Credit then held by the Landlord) upon Tenant's successful new secondary offering on the NASDAQ security exchange, provided that such new secondary offering creates an additional market capitalization of at least Fifty Million U.S. Dollars ($50,000,000.00). Furthermore, Landlord will waive its right to demand a Letter of Credit once Tenant reports a Cash Flow of at least Ten Million U.S. Dollars ($10,000,000.00) in any fiscal year; provided, that this waiver shall not cover any amounts then held by the Landlord under a partial or complete draw theretofore made on the Letter of Credit. This Cash Flow amount will be based on the audited figures reported in the company's annual report where Cash Flow is defined as the reported "cash flow (prepared in accordance with general acceptable accounting principles) and from operating activities" on the annual Cash Flow statement plus the "research and development expense" from the corresponding income statement.

     e) If, however, the Tenant fails to comply with Paragraph 2.d) above, Landlord will reduce the Required Amount of the Letter of Credit to One Hundred Sixty Thousand U.S. Dollars

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
          ($160,000.00) at the end of year four (4) of the Lease and Eighty Thousand U.S. Dollars ($80,000.00) at the end of year five (5) of the Lease provided; Tenant has not been or is not then currently in default under the terms of this Lease and/or the Landlord has not made a call upon the Letter of Credit prior to such dates.

2. OPTION TO EXTEND. Landlord hereby grants to Tenant the right, at Tenant's option, to extend the Term for one period of five (5) years commencing May 1, 2007 and expiring April 30, 2012 (the "Extended Term") upon each and all of the following terms and conditions:

     a) Tenant gives to Landlord, and Landlord actually receives, on or before November 30, 2006 a written notice of the exercise of the option to extend the Term (the "Notice of Exercise"), time being of the essence. If the Notice of Exercise is not so given and received, this option shall automatically expire and be of no further force and effect.

     b) Tenant has not been or is not currently in default under this Lease either at the time the Notice of Exercise is given and received or as of the date that the Extended Term would commence.

     c) All of the terms and conditions of this Lease shall apply, except where specifically modified by this option.

     d) Minimum Monthly Rent during the Extended Term shall be the then market rent for comparable Class A buildings in Bothell, Washington, and shall be mutually agreed upon between Landlord and Tenant within thirty (30) days after Tenant gives Notice of Exercise, and, if not agreed upon within such period, it may be extended by mutual agreement of the parties. The Minimum Monthly Rent during the Extended Term shall in no event be less than the Rent paid during the last year of the Term.

     e) If Landlord and Tenant are unable to mutually agree upon the Minimum Monthly Rent for the Extended Term within the time specified above, this option shall become null and void and be of no further force and effect; and this Lease shall expire on the Expiration Date (February 28, 2007).

3.   FIRST OPPORTUNITY TO LEASE ADDITIONAL SPACE.

     a) Provided Tenant has not been and is not then currently in default and has performed all of its obligations hereunder, Tenant shall have the opportunity during the initial six year term of this Lease to lease such other space on the second floor of the Building as it becomes available for leasing ("First Opportunity") for a term coterminous with this Lease and, at the rental rates and upon such other terms and conditions as are then being offered by Landlord to the general public for such space. Tenant's right to lease shall apply to the entire space available to lease and not to any lesser portion thereof.

     b) Upon notification in writing by Landlord that such space is available, Tenant shall have ten (10) days in which to elect in writing so to lease such space, in which event the lease for same shall commence not more than thirty (30) days after such space becomes vacant and shall be coterminous with this Lease.

     c)   In the event Tenant declines or fails to elect so to lease such space,
          then  the  First  Opportunity   hereby  granted  shall   automatically
          terminate and shall thereafter be null and void.

     d) It is understood that this First Opportunity shall not be construed to prevent any tenant in the Building from extending or renewing its lease.

     e) Landlord and Tenant shall each execute an amendment to the Lease memorializing the terms of Tenant's leasing of additional space.

     f) The First Opportunity hereby granted is personal to Infowave USA, Inc. and its affiliated companies and is not transferable; in the event of any assignment or subletting under this Lease, this First Opportunity shall automatically terminate and shall thereafter be null and void.

4. Use of Shower/Changing Room in Below-Building Parking Garage. The Tenant's employees, so long as such employees are employed by the Tenant, shall have the non-exclusive right to use the shower and changing room facilities (the "Shower Room") located as part of the Common Areas in the below-Building parking garage; provided, that the use of the Shower Room shall be at the sole risk of each such employee and shall be subject to such reasonable rules and regulations (in addition to the Building's Rules and Regulations described in Section 10(e) of the Lease) as the Landlord may promulgate from time to time. Access to the shower facilities shall be by card key and any access after normal business hours shall be subject to such reasonable rules and regulations as Landlord may promulgate including, but not limited to, requiring the Tenant's employees to sign in with the security officer at the Building, if any.

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5.   Emergency  Generator.  The  Landlord  understands  that Tenant  proposed to investigate the possibility of obtaining the appropriate governmental permits and authorizations to install in the Common Area adjacent to the
     Premises  an  emergency  back-up  generator,   including  all  improvements
     pertaining thereto, including, but not limited to screening and all electrical wires and conduits connecting the Generator to the Premises (collectively the "Generator and Equipment"). The Landlord shall, at
     Tenant's  cost,   cooperate  reasonably  with  Tenant  and  all  applicable
     governmental or quasi-governmental entities having jurisdiction over the Generator and Equipment in order to assist Tenant in obtaining all necessary permits and authorizations for the installation, maintenance and repair of such Generator and Equipment; provided, that (i) the Landlord shall have the right to approve the location of such Generator and Equipment and all plans and specifications of such Generator and Equipment and for all work necessary for its installation; (ii) the installation, screening, maintenance, repair and removal of the Generator and Equipment shall be at Tenant's sole cost and expense and shall be undertaken and completed in a good and workmanlike manner without liens; (iii) the Generator and Equipment shall be considered "alterations" under Section 14 of the Lease and shall be subject to the terms and provisions of such
     Section 14; (iv) the Generator and Equipment shall be removed, and the Premises, Building and Common Area restored by Tenant to the conditions they were in immediately prior to the installation of such Generator and Equipment (reasonable wear and tear excepted) prior to the expiration of the Lease Term or within ten (10) business days following an earlier termination of the Lease; and (v) the Generator and Equipment shall be subject to all of the terms and provisions of the Lease as if they were parts of the Premises, including, but not limited to, Section 11 relating to Hazardous Substances, Section 17 relating to Tenant's indemnity of Landlord and Sections 19 and 20 relating to Tenant's insurance. The Landlord shall have no obligation or liability because of a failure of all, or any portion of, the Generator and Equipment to perform to Tenant's satisfaction except, and only to the extent, such failure was caused by the negligent act or omission of the Landlord. Where the Landlord's approval is required in this Section, such approval shall not be unreasonably withheld or delayed. Provided, however that is shall not be deemed unreasonable for Landlord to base its decision upon certain factors including but limited to aesthetics, traffic patterns and flow, visibility of Building, noise considerations, and environmental and safety concerns.

6. Roof Top Satellite Antenna. The Tenant is granted the non-exclusive right to use a portion of the roof of the Building for the purpose of installing a satellite antenna and related equipment pursuant to the terms and provisions of the "Addendum of Lease Agreement to Install Satellite Antenna" (the "Addendum") attached hereto and made a part hereof.







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CANYON PARK HEIGHTS OFFICE LEASE                                    RIDER-Page 3

                            ATTACHMENT NO. 1 TO RIDER
                              LETTER OF CREDIT FORM


DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER


         BENEFICIARY
PRINCIPAL DEVELOPMENT INVESTORS, L.L.C.
CANYON PARK HEIGHTS
c/o R. J. Hallissey Co., Inc.
12835 Bellevue-Redmond Road, Suite 140
Bellevue, WA 98005

         APPLICANT
INFOWAVE USA, INC.
4664 Lougheed Highway, Suite 200
Burnaby, B. C., Canada V5C 5T5

                                            AMOUNT

                                            USD      $475,000.00

                                            EXPIRATION
                                                     AT OUR SEATTLE COUNTERS


WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN THE AMOUNT OF FOUR HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($475,000.00), AVAILABLE BY YOUR DRAFT(S), AT ONE OR MORE TIMES AND IN THE WHOLE AMOUNT OF THIS LETTER OF CREDIT OR IN PARTIAL AMOUNTS, AS DRAWN AT SIGHT ON ______________________ ("BANK"), SEATTLE, WASHINGTON AND ACCOMPANIED BY THE FOLLOWING:

BENEFICIARY' S STATEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, OR A TRANSFEREE PURSUANT TO SPECIAL CONDITION NO. 4 BELOW, STATING THE DATE AND PLACE THAT THE STATEMENT WAS SIGNED, READING AS FOLLOWS:

A.  IN THE  EVENT  OF A DRAW  ON THE  LETTER  OF  CREDIT  AND  TENANT  IS NOT IN
BANKRUPTCY

1A   "THE  UNDERSIGNED  HEREBY  STATES THAT THE FOLLOWING IS TRUE AND CORRECT:
     THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY, THE UNDERSIGNED HEREBY REQUESTS THE RELEASE OF ALL OR A PORTION OF THE SUMS REPRESENTED BY THIS LETTER OF CREDIT AND DECLARES THAT INFOWAVE USA, INC., A WASHINGTON CORPORATION, ITS SUCCESSORS OR ASSIGNS (THE "TENANT") IS THE TENANT UNDER THAT CERTAIN LEASE DATED NOVEMBER 17, 2000, BETWEEN BENEFICIARY (AS "LANDLORD") AND TENANT WHICH LEASE COVERS CERTAIN SPACE (THE "PREMISES") LOCATED WITHIN A BUILDING SITUATED AT 21540 - 30TH DRIVE
     S. E., BOTHELL, WASHINGTON, 98021, AS THE SAME MAY BE MODIFIED FROM TIME-TO-TIME (THE "LEASE"). BENEFICIARY FURTHER STATES THAT, AS OF THE DATE OF THIS DRAWING BENEFICIARY HAS FAILED TO PAY THE RENT, OR OTHER SUM DUE, OR FAILED TO PERFORM AN OBLIGATION, AS REQUIRED UNDER THE LEASE, AT THE TIME OR IN THE MANNER AS REQUIRED IN THE LEASE, THAT BENEFICIARY HAS GIVEN NOTICE TO TENANT REGARDING SUCH FAILUE PURSUANT TO THE TERMS OF THE LEASE, AND THAT ANY APPLICABLE CURE PERIOD WITH RESPECT TO SUCH DEFAULT HAS EXPIRED WITHOUT CURE PURSUANT TO THE TERMS OF THE LEASE"; AND/OR

1B "THE UNDERSIGNED HEREBY STATES THAT THE FOLLOWING ARE TRUE AND CORRECT: THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY, THE UNDERSIGNED HEREBY REQUESTS THE RELEASE OF THE FULL AMOUNT OF THIS LETTER OF CREDIT AND DECLARES THAT BENEFICIARY HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT OR RENEWAL OF THIS LETTER OF CREDIT AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRATION DATE OR AT LEAST 30 DAYS PRIOR TO THE TERMINATION DATE AS SET FORTH IN THE BANK'S NOTICE THAT BANK WILL TERMINATE THE LETTER OF CREDIT; THAT BENEFICIARY HAS GIVEN NOTICE TO TENANT REGARDING SUCH PURSUANT TO THE TERMS OF THE LEASE, AND THAT ANY APPLICABLE CURE PERIOD WITH RESPECT TO SUCH DEFAULT HAS EXPIRED WITHOUT CURE PURSUANT TO THE TERMS OF THE LEASE."

     THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: __________

2.   PRESENT TO BANK THE ORIGINAL OF THIS LETTER OF CREDIT.


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CANYON PARK HEIGHTS OFFICE LEASE                                    RIDER-Page 4

B. IN THE EVENT OF A DRAW UPON THE LETTER OF CREDIT AND TENANT HAS FILED FOR BANKRUPTCY AFTER THE COMMENCEMENT DATE OF THE LEASE

1A "THE UNDERSIGNED HEREBY DECLARES UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF WASHINGTON THAT THE FOLLOWING IS TRUE AND CORRECT: THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY; THE UNDERSIGNED HEREBY REQUESTS THE RELEASE OF ALL OR A PORTION OF THE SUMS REPRESENTED BY THIS LETTER OF CREDIT AND DECLARES THAT INFOWAVE USA, INC., A WASHINGTON CORPORATION, ITS SUCCESSORS OR ASSIGNS (THE "TENANT") IS THE TENANT UNDER THAT CERTAIN LEASE DATED NOVEMBER 17, 2000, BETWEEN BENEFICIARY (AS "LANDLORD") AND TENANT WHICH LEASE COVERS CERTAIN SPACE (THE "PREMISES") LOCATED WITHIN A BUILDING SITUATED AT 21540 - 30TH DRIVE S. E., BOTHELL, WASHINGTON, 98021, AS THE SAME MAY BE MODIFIED FROM TIME-TO-TIME (THE "LEASE"). BENEFICIARY FURTHER DECLARES THAT, AS OF THE DATE OF THIS DRAWING TENANT HAS FAILED TO PAY A SUM OF MONEY, OR HAS FAILED TO PERFORM AN OBLIGATION, UNDER THE TERMS OF THE LEASE AND THAT BENEFICIARY HAS GIVEN NOTICE TO TENANT REGARDING SUCH FAILURE PURSUANT TO THE TERMS OF THIE LEASE; AND/OR

1B "THE UNDERSIGNED HEREBY DECLARES UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF WASHINGTON THAT THE FOLLOWING IS TRUE AND CORRECT: THE UNDERSIGNED IS AN AUTHORIZED REPRESENTATIVE OF BENEFICIARY; THE UNDERSIGNED HEREBY REQUESTS THE RELEASE OF THE FULL AMOUNT OF THIS LETTER OF CREDIT AND DECLARES THAT BENEFICIARY HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT OR RENEWAL OF THIS LETTER OF CREDIT AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRATION DATE AND THAT BENEFICIARY HAS GIVEN NOTICE TO TENANT REGARDING SUCH FALURE PURSUANT TO THE TERMS OF THE LEASE."

     THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: ___________

2.   PRESENT TO BANK THE ORIGINAL OF THIS LETTER OF CREDIT.

SPECIAL CONDITIONS:

1. ANY AND ALL BANKING CHARGES OTHER THAN THOSE OF THE ISSUING BANK ARE FOR THE ACCOUNT OF THE BENEFICIARY.

2. THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED, WITHOUT AMENDMENT, FOR ADDITIONAL ONE YEAR PERIODS, UNLESS WE HAVE NOTIFIED YOU IN WRITING NOT LESS THAN SIXTY (60) DAYS BEFORE SUCH EXPIRATION DATE, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT.

3. UPON WRITTEN NOTICE TO THE BANK FROM THE BENEFICIARY, FROM TIME-TO-TIME, THE AMOUNT OF THIS LETTER OF CREDT BE REDUCED TO THE AMOUNT AS SET FORTH IN SAID NOTICE UPON TENANT MEETING THE REQUIREMENTS AND CONDITIONS OF SECTION 2 d) OF THE RIDER TO THE LEASE.

4. THIS LETTER OF CREDIT IS TRANSFERABLE, PROVIDED THAT SUCH TRANSFER WOULD NOT VIOLATE ANY GOVERNMENTAL RULE, ORDER OR REGULATION APPLICABLE TO US. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED HERETO AS EXHIBIT A ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) IF ANY. COSTS OR EXPENSES OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE BENEFICIARY.

5. THIS LETTER OF CREDIT SHALL REMAIN IN EFFECT FOR NINETY (90) DYAS AFTER THE SCHEDULED EXPIRATION DATE OF THE TERM, AS THE SAME MAY BE EXTENDED BY THE EXERCISE OF AN OPTION TO EXTEND.

ALL WRITTEN NOTIFICATION SHALL BE SENT VIA REGISTERED MAIL, RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICE (ISP98) PUBLICATION N0. 590.


- --------------------------------                --------------------------------
AUTHORIZED SIGNATURE                            AUTHORIZED SIGNATURE




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CANYON PARK HEIGHTS OFFICE LEASE                                    RIDER-Page 5

                       EXHIBIT A TO LETTER OF CREDIT FORM


             REQUEST FOR ENTIRE ABSOLUTE AND IRREVOCABLE TRANSFER OF
                LETTER OF CREDIT WITHOUT SUBSTITUTION OF INVOICES


                                                                  , 20
- --------------------------              --------------------------     -----
NAME

                                        Letter of Credit No. -----------------
- --------------------------
ADDRESS

                                        Issued By
- --------------------------                        ------------------------------


TO:  ---------------- (Bank)

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the new beneficiary named below, who we certify is the purchaser of the building located at 21540 - 30th Drive, S.E., Bothell, Washington 98021:


- --------------------------------------------------------------------------------
NAME OF NEW BENEFICIARY

- --------------------------------------------------------------------------------
ADDRESS

By this transfer, all our rights as the original beneficiary, including all rights to make drawings under the Letter of Credit, go to the new beneficiary. The new beneficiary shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes. All amendments will be sent directly to the new beneficiary without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and send it to the new beneficiary with your customary notice of transfer.


The signature and title at the right conform     -------------------------------
with those shown in our files as authorized      NAME OF  BENEFICIARY
to sign for the beneficiary. Policies
governing signature authorization as required    -------------------------------
for withdrawals form customer accounts shall     NAME OF AUTHORIZED SIGNER
also be applied to the authorization of          AND TITLE
signatures on this form

- -----------------------------------              -------------------------------
Name of Bank                                     AUTHORIZED SIGNATURE

- -----------------------------------
Authorized Signature and Title



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CANYON PARK HEIGHTS OFFICE LEASE                                    RIDER-Page 6

                           ADDENDUM OF LEASE AGREEMENT
                          TO INSTALL SATELLITE ANTENNAE

This Addendum of Lease, ("Addendum") is made this 7 th day of December, 2000, by and between PRINCIPAL DEVELOPMENT INVESTORS, L.L.C., a Delaware limited liability company , hereinafter referred to as "Landlord", and INFOWAVE USA, INC. , a Washington corporation , hereinafter referred to as "Tenant".

WHEREAS, Tenant has requested that Landlord consent to Tenant's installation and operation of a satellite antennae from the roof of the building known as Canyon Park Heights (the "Building") located at 21540 - 30th Drive S. E., Bothell, WA 98011; and

WHEREAS, the Landlord desires to consent to the installation and operation of the antennae subject to certain conditions;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties contract and further agree as follows:

1. Consent. Landlord, in consideration of the covenants and agreements to be performed by the Tenant and upon the terms and conditions herein stated, consents to the Tenant installing, maintaining and operating, during the term of this Addendum, a satellite dish ("Equipment"), of a size, weight, design and shape approved in writing by Landlord, on the roof of the Building for the purpose of transmitting and/or receiving microwave or radio signals , in a manner consistent with Tenant's business.

2. Term. The term of this Addendum shall commence on the date first written above and shall continue until termination is provided under paragraph 17 hereof or upon the termination of the Lease and any amendments thereto, whichever first occurs. The right to operate the Equipment shall expire upon the termination of the Lease or the earlier termination of this Addendum.

3. Assignment. Tenant shall not be permitted to assign or sublet the Equipment installation and operation rights to any other party.

4. Restrictions. Tenant shall neither transmit nor receive any communications via the Equipment that are pornographic, obscene or offensive or that otherwise tend to harm the reputation of the Landlord or the Building, all as determined by the Landlord in its sole discretion. Further, Tenant's operation of the Equipment shall not interfere with the use or operation of other tenant's communications.

5. Bond. Prior to commencing installation, Tenant agrees to provide to Landlord, a lien and completion bond in the amount of 1-1/2 times the contracted cost of the Equipment installation which Tenant desires to make, to insure Landlord against any liability for mechanics and materialmen's liens and to insure completion of the work. Said bond shall be at Tenant's sole cost and expense.

6. Location. The location of the Equipment and any appurtenances thereto shall be at the Landlord's sole discretion and such location shall be subject to relocation at the option of the Landlord at any time, at the Tenant's sole cost and expense.

7. Payment. The Tenant shall not be required to pay Landlord any monthly fee so long as the use of the Equipment is solely for the benefit of Tenant and does not produce income for Tenant. Tenant shall be prohibited from using the rooftop for any income producing purposes. If, the Landlord's insurance premium or real estate assessment increases as a result of the installation and operation of the Equipment, the Tenant shall pay all such increases each year as additional rent within 15 days of receipt of the bill from Landlord. In addition, Tenant agrees to pay all additional electrical costs resulting from the use of the Equipment as provided in paragraph 10 hereof. Tenant will have no right to an abatement or reduction in the amount of rent if for any reason the Tenant is unable to use the Equipment.

8.   Installation of Equipment.

     a. As set forth in paragraph 1, the size, weight, design and shape of the Equipment is subject to Landlord's approval. In this regard, Tenant shall submit all specifications of the Equipment to the Landlord for approval. Tenant agrees to pay Landlord's reasonable cost of review and approval of the plans and specifications within 30 days of written approval from Landlord. Consent of Landlord shall not constitute any representations or warranty by the Landlord that such alterations are feasible, advisable, accurate or sufficient or that the Tenant will be granted permits for the construction or operation by appropriate governmental authorities, or that the resulting premises shall be safe, habitable or tenantable, or fit for Tenant's purposes.

     b. Tenant's installation contractor for the Equipment shall be subject to Landlord's prior review and approval and such contractor must provide evidence of insurance satisfactory to the Landlord prior to installation. Tenant's contractors and subcontractors must comply with all building rules in effect, including but not limited to rules relating to the use of elevators, tool storage and removal of debris. Tenant may begin construction within thirty (30) days of


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          Landlord's written approval if all other applicable provisions of this
          Addendum have been complied with and within 30 days of commencing construction shall complete the installation of the Equipment.

     c. Upon installation of the Equipment, Landlord has the right to inspect such Equipment in order to verify that such installation and the Equipment complies with the approvals previously given by the
          Landlord. If such inspection reveals any deviation from Landlord's prior approvals, such deviation shall constitute a breach of this Addendum and the Landlord may either require that Tenant immediately conform the Equipment to the approved specifications, or terminate this Addendum pursuant to paragraph 17 herein.

     d. Within 10 days of completion of the installation of the Equipment, the Tenant shall notify the Landlord of same. The work to install the Equipment will be accepted by Landlord and the performance bond required in paragraph 3 shall be released, when the last of the following conditions occurs:

          i. Landlord and/or its representative has inspected the premises after construction is complete and has determined that such construction has been substantially completed in accordance with the approved plans and specifications;

          ii. Tenant provides Landlord with the final certificates and other permits required by law;

          iii. Tenant   certifies   to   Landlord   that  Tenant  has  paid  the
               installation cost in full or established an escrow satisfactory to Landlord;

          iv. Tenant delivers to Landlord copies of the record drawings and specifications which shall bear the stamp of a lawfully licensed design professional along with modifications annotated thereto; and

          v. Tenant provides Landlord with copies of final lien waivers from its contractor, as well as any significant subcontractors and suppliers as requested by Landlord, in a form acceptable to Landlord.

     If by reason of any construction performed, or materials furnished to the premises for or on behalf of the Tenant, any mechanics or other lien shall be filed, claimed, perfected or otherwise established, the Tenant shall discharge or remove the lien by payment, bonding or otherwise within 15 days after Tenant receives notice of filing of same.

9. Access. Tenant may only access the roof of the Building through common areas of the Building and Tenant agrees that it will not pass through other tenants' spaces, nor will it interfere with any other tenants' businesses. Additionally, Tenant agrees to give the Landlord reasonable notice prior to accessing the roof, any cabling or communication closets. Tenant also agrees only to access same during normal business hours and upon Landlord's consent, not to be unreasonably withheld.

10. Use of Building Electricity. Landlord agrees to allow Tenant to utilize electricity in the Building for the purposes of operating the Equipment. However, the proposed connection of electricity and location of the electric cables on the roof and throughout the Building shall be subject to the Landlord's prior review and approval. Landlord, at its sole discretion, may have a submetering devise installed at Tenant's expense to allocate additional electrical costs to Tenant as a result of the use of the Equipment.

11. Changes in Equipment. Any future installations or changes in the Equipment or any cables shall be subject to all the conditions and restrictions for original installation of the Equipment as set forth herein, and shall be subject to Landlord's prior approval.

12. Nonexclusive Use. Landlord reserves the right to install any other equipment or allow other tenants or licensees to install, maintain and operate other equipment on the roof and in the Building. Landlord shall have the right to do maintenance, repairs and remodeling to the Building and roof space at any time without Tenant's prior approval. Operation of the Equipment by the Tenant shall not interfere with the use or operation of any communications equipment on, in or about the Building, by Landlord or any third party.

13. Installation and Maintenance of Cable in the Building. In the event that Tenant desires to run any cable through the Building in connection with the installation and maintenance of the Equipment, Tenant agrees to submit work drawings to the Landlord specifying the following:

     a.   The locations throughout the Building where the cable will be located.

     b.   The manner in which the cabling will be run through the Building.

     c. The communications closets, if any, which will be utilized in installing and maintaining such cabling.

     d.   The amount of cable which will be required to be utilized.


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     e.   The type of cable which will be utilized.

     Said work drawings are subject to Landlord's approval and Tenant shall not install any cabling or perform any work until such work drawings have been approved by the Landlord.

     Additionally, Tenant agrees that all cable shall be shielded cable, that the cable coating shall comply with all applicable fire codes and is properly labeled so that it can be identified by the Landlord, Landlord's agents or third parties.

     Tenant further agrees to provide Landlord reasonable notice prior to installing any cable, and such notice shall set forth the times at which Tenant expects to be installing or working on such cables. Tenant agrees that it will not pass through other tenants' spaces, nor interfere with any other tenants' businesses when installing or maintaining such cables.

14. Zoning. Tenant acknowledges that the Landlord has made no representations or warranties to the Tenant that the Equipment is permitted under applicable zoning ordinances. Tenant represents and warrants to the Landlord that it has ascertained that the Equipment and installation thereof is so permitted under applicable zoning laws, including but not limited to any zoning laws relating to height restrictions.

15. Compliance with Law. Tenant warrants that it will comply with all applicable laws and regulations of the United States, the State of Washington, or any political subdivision thereof. Tenant further warrants that Tenant shall, at its sole cost and expense, obtain any and all governmental licenses and permits necessary, not only to install said Equipment, but also to operate said Equipment as herein contemplated. Tenant further agrees to obtain and maintain all necessary permits during the term hereof and that if it fails to do so, Landlord may require Tenant to remove the Equipment at Tenant's sole cost and expense.

16. Insurance. Tenant agrees to procure and maintain while this Addendum is in effect, such policies of liability and property damage insurance in amounts not less than $2,000,000 naming Landlord as an additional insured thereunder and written by insurance companies satisfactory to the Landlord as Landlord deems necessary or appropriate.

17. Termination. Either party Tenant may terminate this Addendum without cause upon 30 days prior written notice to the other at the address set forth below. In the event of a breach of any provision hereof by Tenant, Landlord may terminate this Addendum upon 10 days written notice to the Tenant at the address set forth below. The Landlord, at its sole option, may require the Tenant at any time prior to the expiration of this Addendum, to immediately terminate the operation of the Equipment if it is (i) causing physical damage to the structural integrity of the Building, (ii) causing a safety hazard, (iii) interfering with any other service provided by the Building, or (iv) interfering with any other tenant's business. If the Tenant promptly corrects the item(s) in (i)-(iv) caused by the Equipment to the Landlord's satisfaction, the Tenant may restore its operation. If, the Tenant is unable or unwilling to correct that item(s) in (i)-(iv) caused by the Equipment to the Landlord's satisfaction, Landlord, in its sole discretion, may require Tenant to remove the Equipment at Tenant's own cost and expense. Termination of this Addendum for cause or otherwise shall not affect the parties rights or responsibilities pursuant to the Lease.

                  Tenant:           Infowave USA, Inc.
                                    4664 Lougheed Highway, Suite 200
                                    Burnaby, B.C., Canada  V5C 5T5

                  Landlord:         Principal Development Investors, L.L.C.
                                    c/o R. J. Hallissey Co., Inc.
                                    12835 Bellevue-Redmond Road, Suite 140
                                    Bellevue, WA  98005

18. Indemnity. Tenant shall indemnify and hold harmless Landlord from all claims, suits, losses and liabilities arising from Tenant's installation, maintenance, or operation of the Equipment or any cabling, from any breach or default by the Tenant hereunder, or from any injuries or damages (including but not limited to foreseeable or unforeseeable consequential damages) occurring in connection therewith, whether or not caused in full, or in part, by the negligence of the Landlord. Tenant shall indemnify and hold harmless the Landlord for all damages to other tenants as a result of any interference with any other tenants' business or occupation of the premises. Such indemnification shall survive termination of the Lease and this Addendum.

19. Subordination. Tenant accepts Landlord's consent herein granted subject and subordinate to any mortgage or deed of trust and to all amendments, renewals, extensions and refinancing thereof, that may now or hereafter exist or constitute a lien upon the interest of Landlord in the Building or any part thereof. Tenant shall execute and return to Landlord any and all documentation required by Landlord to evidence the subordination of this Addendum to any such mortgage.

20. Repair and Removal. Tenant shall not in any manner deface, injure, or damage the roof of the Building, or any portion of the Building and will pay the cost of repairing any damage or injury to the roof, the Building, or any part thereof by the Tenant, its agents or employees. Upon expiration


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     or sooner  termination of this Addendum:  (i) Tenant shall promptly  remove the Equipment and repair any damages caused by such removal and restore the roof, Building and its contents to the condition it was in prior to the installation of the Equipment. Additionally, at the option of the Landlord, Landlord shall either (i) retain ownership of all cables running through the Building, or (ii) require Tenant, at Tenant's sole cost and expense, to remove such cables, repair any damage caused by such removal, and restore those portions of the Building utilized to the condition they were in prior to the installation of the cable.

     If at any time under the provisions herein Tenant is required to remove the Equipment or cabling from the Building and Tenant is unable or unwilling to do so or the Tenant does not promptly repair damage to the roof, Building or its contents occasioned by the installation, maintenance or operation of the Equipment, Landlord may after ten days notice remove or repair same and charge Tenant for the cost of said removal and/or repairs.

21. Ratification of the Lease. Nothing in this Addendum shall be deemed to waive or modify any of the provisions of the Lease, except as otherwise expressly set forth herein, and the parties hereto expressly ratify and affirm all provisions of the Lease.

IN WITNESS WHEREOF, the undersigned authorities have hereunto executed this Addendum, effective on the day and year first above-written.


LANDLORD:                                      TENANT:
- --------                                       ------
PRINCIPAL DEVELOPMENT INVESTORS, L.L.C.,       INFOWAVE USA, INC.
A Delaware limited liability company           A Washington corporation
BY ITS MEMBER:
    PRINCIPAL LIFE INSURANCE COMPANY,         By:
                                                   -----------------------------
    An Iowa corporation
                                              Its: -----------------------------

By:
     ---------------------------

By:
     ---------------------------